                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2010

ITEM 1. Report to Shareholders

SEMI-ANNUAL REPORT

JUNE 30, 2010

(unaudited)

Van Eck Funds

EMERGING MARKETS FUND
Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX

GLOBAL HARD ASSETS FUND
Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX

INTERNATIONAL INVESTORS GOLD FUND
Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

MULTI-MANAGER ALTERNATIVES FUND
Class A: VMAAX / Class I: VMAIX / Class Y: VMAYX

The information contained in these enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2010, and are subject to change.

EMERGING MARKETS FUND

Dear Shareholder:

The Emerging Markets Fund declined 3.08% (Class A shares, excluding sales charge) for the six months ended June 30, 2010. The Fund significantly outperformed emerging markets equities in general as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, which fell 6.04% for the same period.

We attribute the Fund’s notable outperformance on a relative basis primarily to effective individual stock selection, as well as an overweight in emerging Asia in the consumer discretionary sector relative to its benchmark index. As always, our investment process aims to capture high growth opportunities in the emerging market space. Over the course of the semi-annual period, this focus on secular growth trends—domestic consumption in particular—tilted the portfolio to the consumer discretionary sector. This tends to result in a bias toward small- and mid-capitalization companies. As of June 30, 2010, the Fund had a 15.4% weighting to the consumer discretionary sector, as compared to 6.4% for its benchmark index.

Market and Economic Review

Emerging market equities rallied to a high thus far in 2010 in mid-April, but the asset class subsequently gave back all of its first quarter gains—and more—amid recurring bouts of global risk aversion. The deterioration of the fiscal crisis in peripheral Europe, anxiety regarding the sustainability of the U.S. economic recovery, and concerns over a Chinese economic “hard landing” were the main considerations underlying lingering market turbulence. On some level, concerns regarding China were justified, as macroeconomic indicators released toward the end of the semi-annual period showed a moderation in China’s growth momentum due to monetary normalization, a gradual withdrawal of stimulatory initiatives and policy curbs on its property market. We would argue, however, that slowing monetary and fiscal policy in China is a normal response needed to manage one of the world’s fastest growing economies and should be expected by market participants as a responsible way to maintain sustainable growth over the longer term.

There is no doubt that the speed and magnitude of the global economic recovery among emerging markets has been remarkable. Yet justifiably so, questions remain about which economies will continue to lead global growth higher. It was conventional wisdom at the end of June to argue that emerging market fundamentals are better at this stage of the economic cycle than usual and, in particular, are better than those of developed economies at this point in time. These better fundamentals, in terms of current account and fiscal balances, limited any constraint on the stance of economic policies in emerging market countries during the first half of 2010 and we believe should, over time, result in better conditions to sustain growth relative to their developed market peers. It is well worth noting that the MSCI EM Index modestly outperformed the broad U.S. equity market, as measured by the S&P® 500 Index2, which declined 6.65% for the six-month period, and more significantly outpaced the developed international equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3, which decreased 12.93%.

All that said, equity markets in all regions within the emerging markets lost ground during the first half of 2010, but with considerable variation in performance. Emerging Asia was the most resilient region with the MSCI EM Asia Index4 declining 3.80%. Its outperformance can be attributed to the southeast Asian markets of Indonesia* and Thailand* which posted gains greater than 10% for the first half in U.S. dollar terms. China*, Hong Kong* and Taiwan* were notable detractors. The Emerging Europe, Middle East and African (EMEA) region trailed the MSCI EM Index with a 9.24% decline for the MSCI EM EMEA Index5 in U.S. dollar terms during the semi-annual period. The EMEA region’s performance was dragged lower mainly by the eastern European markets of Hungary*, Poland* and the Czech Republic*, as worsening macroeconomic fundamentals in the neighboring Eurozone negatively influenced their share prices. Russia*, Egypt* and Turkey* were the main outperformers within EMEA. Latin American equity markets overall posted the worst relative performance, with the MSCI EM Latin America Index6 declining 10.47% in U.S. dollar terms for the six-month period. Brazilian equities* were the main detractor from the region’s performance, while Colombia* and Mexico* were stronger.

From a sector* perspective, those market segments with more traditionally defensive qualities, including utilities, information technology and consumer staples, outperformed the MSCI EM Index. Consumer discretionary also outperformed. The global economically-sensitive, cyclical sectors of energy, materials and industrials lagged.

Fund Review

Contributors to the Fund’s outperformance during the six months ended June 30, 2010, included South Korea’s CJ O Shopping (1.1% of Fund net assets†). This retailer has developed a sound business model through its 24-hour home shopping television channels in its home country, and its stock performance benefited during the semi-annual period from expansion into an underpenetrated Chinese market. The Fund’s position in Mexican personal care product distributor Genomma Lab International (1.0% of Fund net assets†) also demonstrated strong price appreciation through the first half of

EMERGING MARKETS FUND

2010. Such outperformance was due in part to the company’s recent brand acquisitions in Mexico and to its initiatives to enter into the fast-growing Brazilian and U.S. Hispanic markets.

Detractors from the Fund’s semi-annual results included oil and gas exploration and production companies such as Brazil’s Petroleo Brasileiro (Petrobras) (0.7% of Fund net assets†) and Kazakhstan’s KazMunaiGas Exploration Production (1.4% of Fund net assets†). Concerns over global economic growth weighed on the entire energy sector, as crude oil prices ended the semi-annual period lower than where they started the year. The share price of KazMunaiGas Exploration Production was also negatively influenced by the Kazakh government’s announcement that it may introduce crude oil export duties. Petrobras’ shares were additionally under pressure stemming from uncertainties surrounding the timing and size of a proposed capital increase to support the company’s long-term investment program. Another detractor from Fund performance during the semi-annual period was Hong Kong’s Ju Teng (0.7% of Fund net assets†), as this component supplier for global manufacturers of consumer electronics suffered from a weaker outlook on shipments due to order postponements.

At the end of June, the Fund maintained an overweighted position in Emerging Asia relative to the MSCI EM Index, as the region features high Gross Domestic Product (GDP) growth rates and low inflation; current account surpluses and large foreign exchange reserves; small fiscal deficits; and a sizable emerging middle class. The region’s corporate sector, in our view, also has solid fundamentals with strong earnings momentum and solid balance sheets. Perhaps most attractive about the region’s equities is that valuations were not demanding at the end of the semi-annual period.

We had a constructive view on Latin America but remained neutral in the Fund’s positioning due to region-wide tightening of monetary policy anticipated for the rest of the year. The Fund was underweight the EMEA region at the end of the semi-annual period relative to the MSCI EM Index, as macroeconomic fundamentals for nations within this region, in our view, were the least compelling within the emerging markets universe.

By sector, we continued to favor consumer discretionary-related names over the materials and energy sectors. While the Fund maintained an overweight position in information technology relative to the MSCI EM Index at the end of June, we gradually reduced the Fund’s positioning in this sector, redeploying proceeds into the health care sector. From a capitalization perspective, we maintained a bias towards small- and mid-capitalization stocks, as these companies, we believe, continue to have the greatest potential to leverage off of the strong growth in domestic consumption that attracts so many investors to the emerging market equities asset class.

* * *

Looking forward, we see the potential for a moderation in global economic growth, but a collapse in growth is not the base case for us. Risk factors ahead include the potential for downward revisions in corporate earnings estimates, although we are of the opinion that revisions overall will not be severe enough to signal an imminent earnings recession. Additionally, the prospects for downward pressure on earnings estimates appear to have already been priced into equity markets at the time of this writing. At current levels, we believe that investors are overlooking inexpensive valuations in emerging markets, especially in the context of relatively higher economic growth rates compared to developed markets, flexible exchange rates, current account surpluses and reassuring fiscal reserves.

We expect the second half of 2010 may encourage investors to be more constructive toward emerging market equities, as anxieties about the global context fade thereby allowing investors to refocus on generally positive fundamentals within the asset class. It may take time before fears seen at the end of the semi-annual period regarding a double-dip of the global economy and of a Chinese economic hard landing subside. However, we are upbeat on the prospects for emerging market economies and companies over the mid- to long-term. Near-term inflation risks have declined due to moderating food prices and lower energy prices. Also, in general, real wage increases, low per-capita consumption levels and increasing penetration of consumer credit have allowed for strong domestic demand within emerging markets. We continue to believe that this is one of the most powerful themes for emerging markets and should be a strong secular trend for the asset class for years to come. We firmly believe in the bright fundamental growth prospects for emerging markets, as overall, developing economies boast strong balance sheets at the country, household and consumer levels, favorable demographics, and an abundance of sectors with solid secular growth prospects.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple	Edward M. Kuczma	Angus Shillington
Portfolio Manager

July 16, 2010

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of June 30, 2010.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EM) is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

[2]	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.
[3]	The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.
[4]	The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.
[5]

The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

[6]	The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

EMERGING MARKETS FUND

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of June 30, 2010.
*	Percentage of net assets.
**	Percentage of investments.
Portfolio subject to change.

PERFORMANCE RECORD
June 30, 2010 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—GBFAX

Year to Date	(8.63)%	(3.08)%

1 Year	25.21%	32.91%

5 Year	8.14%	9.43%

10 Year	3.99%	4.61%

Life (since 12/20/93)	7.30%	7.69%

C shares—EMRCX

Year to Date	(4.38)%	(3.41)%

1 Year	30.96%	31.96%

5 Year	8.75%	8.75%

Life (since 10/3/03)	12.30%	12.30%

I shares—EMRIX

Year to Date	n/a	(2.84)%

1 Year	n/a	33.67%

Life (since 12/31/07)	n/a	(13.57)%

Y shares—EMRYX

Life (since 5/1/10)	n/a	(8.14)%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.75% / Net Expense Ratio 1.75%

*	C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.60% / Net Expense Ratio 2.50%

*	I shares: no sales or redemption charges
Gross Expense Ratio 2.32% / Net Expense Ratio 1.25%

*	Y shares: no sales or redemption charges
Gross Expense Ratio 2.63% / Net Expense Ratio 1.70%

For the period May 1, 2010 until May 1, 2011, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.95% for Class A, 2.50% for Class C, 1.25% for Class I, and 1.70% for Class Y of the Fund’s average daily net assets per year. The expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*
June 30, 2010 (unaudited)

SJM Holdings Ltd.
(Hong Kong, 2.5%)
SJM offers amusement and recreation services. The company operates casinos, hotels and other tourism-related facilities in Macau.

Tencent Holdings Ltd.
(China, 2.0%)
Tencent provides Internet, mobile and telecommunication value-added services in China. The company has an instant messaging community in China and provides online advertising and gaming services.

Lotte Shopping Co., Ltd.
(South Korea, 2.0%)
Lotte Shopping operates department stores and discount stores in South Korea. The company retails clothing, household goods, foods and other items through several branches. Lotte Shopping also operates movie theaters and Krispy Kreme Doughnuts chains.

Hyundai Mobis Co. Ltd.
(South Korea, 1.9%)
Hyundai Mobis manufactures and markets automotive parts and equipment, such as automotive service components, modules and systems. The company also contracts environmental projects, including sewage treatment plant and industrial waste water treatment plant construction.

Naspers Ltd.
(South Africa, 1.8%)
Naspers is a holding company for a group of companies which operate in the electronic and print media industries. The company provides television subscription and internet services and publishes newspapers, magazines and books.

BR Malls Participacoes S.A.
(Brazil, 1.7%)
BR Malls is a shopping mall service provider; managing, consulting and leasing services for shopping centers and commercial and business centers throughout Brazil.

Localiza Rent a Car S.A.
(Brazil, 1.7%)
Localiza Rent a Car rents automobiles. The company owns and franchises locations in Brazil and elsewhere in Latin America. Localiza primarily operates through airport locations. The company also sells used cars and offers fleet management services.

Anhanguera Educacional Participacoes S.A.
(Brazil, 1.6%)
Anhanguera is a group of universities offering undergraduate and graduate studies in Sao Paulo. The school offers courses in business administration, law, engineering, psychology, physiotherapy and other subjects

Diagnosticos da America S.A.
(Brazil, 1.6%)
DASA specializes in diagnostic medicine and preventive health. The company provides services to patients in the area of clinical analysis, specialized tests and image diagnosis with locations in Sao Paulo, Rio de Janeiro and Parana, Brazil.

Globaltrans Investment PLC
(Russia, 1.6%)
Globaltrans offers rail freight transportation services in Russia, the CIS countries and the Baltics. The company also leases railcars and offers ancillary services to customers in the metals and mining, oil and oil products, and other industries.

* Percentage of net assets.
Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period January 1, 2010- June 30, 2010

Class A	Actual	$1,000.00	$969.20	$8.54	*
	Hypothetical***	$1,000.00	$1,016.12	$8.75	*

Class C	Actual	$1,000.00	$965.90	$12.19	*
	Hypothetical***	$1,000.00	$1,012.40	$12.47	*

Class I	Actual	$1,000.00	$971.60	$6.11	*
	Hypothetical***	$1,000.00	$1,018.60	$6.26	*

Class Y	Actual	$1,000.00	$918.60	$2.73	**
	Hypothetical***	$1,000.00	$1,005.52	$2.85	**

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2010), of 1.75% on Class A Shares, 2.50% on Class C Shares, 1.25% on Class I Shares multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**

Expenses are equal to the Fund’s annualized expense ratio from inception (May 1, 2010) to June 30, 2010 of 1.70% on Class Y Shares, multiplied by the average account value over the period, multiplied by the number of days from inception to June 30, 2010 and divided by 365 (to reflect the period from inception).

***	Assumes annual return of 5% before expenses.

GLOBAL HARD ASSETS FUND

Dear Shareholder:

Before presenting our market and economic view and our review of the fund, we wanted to share the following. We would like to inform you that Derek van Eck, CIO and Portfolio Manager for Van Eck’s hard assets funds and portfolios, has a health condition that is neurological in nature. Derek continues to manage the portfolios and head the firm’s portfolio management and research processes, but will limit his client facing and marketing activities as he addresses his condition. We thank you for your understanding.

The Global Hard Assets Fund (Class A shares, excluding sales charge) lost 11.95% for the six-month period ended June 30, 2010, which was an extremely volatile period for global markets. After a strong first quarter of 2010, the Fund began to lag the benchmark in April, due in large part to our exposure to deepwater, offshore drillers, and to a lesser extent, our exposure to coal producers. The S&P® North American Natural Resources Sector Index (SPGINRTR)1 lost 9.32% in the first half. To compare, the S&P® GSCI Total Return Index (SPGSCITR)2, a measure of the performance of commodities futures rather than commodity-related equities, lost 11.21%. The U.S. domestic equity market, as measured by the S&P® 500 Index3, declined 6.65%.

The Fund is an actively managed portfolio that employs a disciplined investment process. Our nine-person investment team—among the industry’s largest—includes two trained geologists and senior analysts with deep sector experience. We seek to invest in a diverse basket of hard assets categories (including, but not limited to, energy, precious metals, base metals, timber and alternative energy, through investments in equities and commodity-linked derivative instruments) across several geographic regions. We continue to believe that our flexible, diversified approach to investing in hard assets has the potential to limit volatility over the long term, particularly compared to more narrowly-focused funds.

Market and Economic Review

2009’s tumultuous investment story was marked by a steady climb back from global financial disaster, set against the backdrop of unprecedented fiscal and monetary intervention from central banks around the globe. After markets hit bottom in March 2009, economic forecasts improved slightly as the year progressed and helped equity markets rally through yearend. We ended the year with cautious confidence that the global economy had entered a phase of moderate recovery. This positive run extended into this year’s first quarter, albeit with markets reaching short-lived highs. In the second quarter, however, the positive impact of last year’s government stimulus appeared to have dried up, and this combined with several other economic assaults called the recovery’s sustainability and duration into question. Amassing grumbles replaced talk of “green shoots” in response to this year’s major economic shocks. These included the fiscal implosion of Greece and its threat to Europe’s economic health, a slowdown in China’s growth, and in the U.S., unemployment persisting above the 10% level for the first time since 1983, and the dark stain of the Deep Horizon Gulf of Mexico oil spill. At this writing, fears of global economic weakness had taken hold among investors.

Extremely volatile markets have whipsawed commodity investors during the past two years of global fiscal instability. The first half of 2010 proved to be no exception; it was a very challenging period for hard asset commodities and their corresponding equity sectors, particularly in the second quarter. As the European sovereign debt crisis worsened throughout the first half, investors fled euros for the relative safety of U.S. dollars, which in turn made U.S. dollar-denominated commodities costlier in almost all other currencies. This flight to safety caused much of the decline in value of hard assets equities. At the same time, China’s steps to curb its economic growth led to concerns about reduced demand from this major importer of hard assets. Rising inventories of oil, natural gas, grains and other hard asset commodities served as another headwind to performance.

On a brighter note, precious metals proved an exception to the negative hard assets picture in 2010’s first half. Gold, in particular, enjoyed double-digit gains in exemplification of the flight to safety. The dominant driver of gold was the European sovereign debt crisis, sparked by Greece’s inability to pay its debts and its descent toward default. The European Central Bank (ECB) faltered in its attempts to stabilize the situation, and the $960 billion loan announced in May to aid Greece and other heavily indebted European nations was seen as a stop-gap measure. The loss of confidence in the ECB’s ability to maintain a sound currency accelerated investment in U.S. dollars. However, this warrants caution given that the precarious fiscal and monetary conditions in the U.S. (and Japan) are comparable to those in Europe. The overall impact has been a growing loss of confidence in fiat currencies globally, and a move toward gold bullion among investors and governments. For the first time in 20 years, the world’s central banks are on the path to be net buyers of gold.

Beginning in April, gold embarked on an advance that culminated in a new all-time high of $1,265 per ounce on June 21. Gold bullion’s 13.25% advance in the first half contrasts sharply against the declines posted by other commodities, including crude oil (-4.70%) and copper (-11.69%). Although gold has already enjoyed a significant rise this year, new investors with a long-

term view continue to seek gold investments. Demand for gold coins and bars is very strong, and banks and bullion dealers around the globe have responded to growing demand by building or expanding vault space. Gold mining shares, as measured by the NYSE Arca Gold Miners Index4 (GDM), were up 12.99% for the six-month period, outpacing the performance of the precious metal, reflecting both the strength in the underlying gold bullion price and robust investor demand. Silver prices also advanced in the first half, rising 10.31%. The Philadelphia Stock Exchange Gold and Silver Index5 (XAU) gained 5.95%.

Although the energy sector was a strong performer in 2009, it suffered in the first half of 2010. Crude oil prices fell during the period, as supply remained ample and the outlook for demand was dampened by disappointing U.S. employment indicators. Crude oil prices stood at $79.36 a barrel at the start of the year, and declined 4.70% to $75.63 per barrel by June 30. The Gulf of Mexico oil spill, which began on April 20, had a major impact on the equity side, and has reminded investors of the extreme measures that are being employed by the world’s oil companies in order to secure finite, ever-dwindling crude oil deposits. Fears of additional drilling restrictions as the marketplace anticipates tighter supplies in the future also was a factor affecting energy-related stocks. Major oil companies fell 15.93%, as measured by the NYSE Arca Oil Index6 (XOI), and oil services stocks declined 15.47%, as tracked by the Philadelphia Oil Services Index7 (OSX). Not surprisingly, natural gas stocks fared a bit better but still declined 9.95%, as measured by the NYSE Arca Natural Gas Index8 (XNG). Coal prices trended slightly up during the first half, but coal stocks, as measured by the Stowe Coal Index9, declined 16.09%.

Although base/industrial metals posted strong results in the first quarter, overall it was the weakest performing hard assets commodity sub-sector during the first half, as measured by the -14.27% six-month return of the S&P® GSCI Industrial Metals Index10. As with the hard assets category as a whole, economic weakness and mounting investor fears were the main culprit for metals’ poor showing. Zinc, a metal used as an anti-corrosive in cars and construction, was the worst performer of the first half among all the hard assets and within the sub-sector, losing 30.43%. Copper and aluminum prices declined as well—by 11.69% and 11.19%, respectively.

Fund Review

Energy Holdings

As energy remains a key theme for the Fund, its allocation to the energy sector increased for the period, from 62.5% at the beginning of the year to 67.5% by June 30. Within our energy holdings, we strategically repositioned the Fund in several areas. For example, we increased the Fund’s exposure to coal producers, and, in response to the Gulf of Mexico oil spill, we replaced several deepwater drilling companies that have heavy Gulf exposure and older fleets with companies with no Gulf exposure and higher-quality fleets.

The Gulf of Mexico oil spill had a major impact on the energy sector in the first half, creating a domino effect of negative results. Deepwater drillers underperformed; oil service firms lagged in the absence of significant deepwater work; deepwater equipment companies were hurt by project delays; and finally exploration and production companies with deepwater projects were impacted by fears of production cuts and by anticipation of higher incremental costs going forward. We believe, however, that capital originally earmarked for the Gulf of Mexico is likely to be redirected to both onshore North America and international drilling operations; this, along with a likely increase in safety and environmental regulations, should accrue to the benefit of major service contractors.

Among deepwater equipment companies, we added to the Fund’s holding in Cameron International (3.1% of Fund assets), as we believe its liability in the oil spill is extremely limited and its valuation compelling. We also maintained a position in Anadarko Petroleum (2.0% of Fund net assets†) on its compelling valuation and the potential for reduced reimbursement obligation given its minimal liability. We continued to see opportunities among select integrated oil companies, though we remain underweight relative to the Fund’s benchmark. Another key energy investment theme for the Fund continues to be an emphasis on major oilfield services companies that are benefiting from a strong North American rig count, an increase in capital spending, and service intensity in the international arena. This led the Fund to acquire holdings in service contractors Halliburton (4.0% of Fund net assets†) and Weatherford International (2.6% of Fund net assets†), whose share prices faltered in the wake of the Gulf of Mexico oil spill. Nevertheless, the underlying tenets of our thesis remain, and we continued to maintain these positions.

Among coal producers we added Consol Energy, Peabody Energy and Walter Energy in the second quarter (2.3%, 1.0%, and 0.9%, respectively, of Fund net assets†), given our bullish views on coal, particularly metallurgical coal, which is used in the steel-making process. China has been a big driver of coal demand, and we also believe that Brazil and India will continue to be supportive.

GLOBAL HARD ASSETS FUND

Finally, another long-held tactic within our energy strategy has been to invest in undervalued North American unconventional natural gas plays. Although this is a somewhat mature theme, we continue to believe select opportunities exist, such as the Fund’s holding in Pioneer Natural Resources (2.6% of Fund net assets†), which contributed positively to the Fund’s performance in the first half.

In terms of individual performance, a notable performance detractor in the first half was U.S. oil and gas exploration and production company Anadarko Petroleum. Its shares declined because of its peripheral role in the Gulf of Mexico oil spill, although Anadarko publicly commented in mid-June that it holds BP responsible. Halliburton, Cameron International, Weatherford International and Transocean also underperformed due to their perceived liability in the oil spill and the possible impact of a moratorium on deepwater drilling and new regulations. Unrelated to events in the Gulf of Mexico, Canadian oil and gas exploration and production company Heritage Oil (0.7% of Fund net assets†) saw its shares decline 16.2% on concerns over the completion of its sale of its African properties. Following a strong first quarter, U.S. coal producer Massey Energy’s (2.1% of Fund net assets†) shares fell 47.6% in the aftermath of the early April tragedy in one of the company’s West Virginia mines. U.S. coal company Alpha Natural Resources (2.3% of Fund net assets†) was another disappointment for the Fund, with its shares declining 32.1% during the quarter on the less-robust Chinese economy and concern over metallurgical coal demand.

Despite these negative results, the Fund had some positive energy performers in the first half, including Mariner Energy, Pacific Rubiales Energy and Cimarex Energy (position sold as of June 30, 1.8%, and 1.4%, respectively, of Fund net assets†). Mariner Energy, a U.S.-based oil and gas exploration and production company, was acquired by Apache (1.4% of Fund net assets†) in April. Shares of Canadian integrated oil company Pacific Rubiales Energy rose on reports of drilling progress in Colombia, and exploration success in its Rubiales field. Denver-based Cimarex Energy, an independent oil and gas exploration and production company, moved substantially higher in the second quarter on production guidance and better-than-expected growth.

Precious Metals Holdings

Strong share price appreciation, along with some tactical gold acquisitions, helped the Fund’s allocation in precious metals to hold steady from 12.2% to 12.0%. Several Fund positions produced robust double-digit gains in the first half, most of them gold miners and producers who benefited from higher underlying gold prices, which soared in the second quarter. Stellar performers for the six-month period included Canada’s Red Back Mining (2.9% of Fund net assets†), which achieved a 76.7% gain. Red Back Mining was able to continue expanding the gold resource at its Tasiast Mine in Mauritania, which represents one of the largest recent gold finds in the world. Canada’s Osisko Mining (2.2% of Fund net assets†) was another strong performer, with its shares gaining 33.6% during the six-month period, as it developed the Canadian Malartic mine in Quebec and announced a friendly acquisition of Canada’s Brett Resources. Shares of the U.K.’s Randgold Resources (3.2% of Fund net assets†) advanced 20.0% on the back of robust progress in its West African development projects. Finally, Canada’s IAMGOLD (2.7% of Fund net assets†), which had a rough first quarter, gained 13.0% in the first half, on news that is had opened its West African Essakane mine six months ahead of schedule.

The only precious metals holding that generated a negative return for the Fund during the semi-annual period was Canada’s Kinross Gold (position sold as of June 30), whose shares declined 6.9%. Although Kinross performed well operationally in the first half, the market frowned on its purchase of a large stake in Red Back Mining, although we remain positive on this action.

Base and Industrial Metals Holdings

The Fund’s allocation to base and industrial metals declined from 14.0% at the beginning of the year to 9.6%, mostly on the back of poor second quarter results. We sold the Fund’s position in British-Australian, multi-national miner Rio Tinto in order to reinitiate a position in U.K.’s Anglo American (1.0% of Fund net assets†) in the second quarter. We like Anglo’s valuation and its strong organic growth profile for those commodities we like, including platinum and palladium, both of which are used as catalysts in fuel cells among other industrial uses. We sold the Fund’s position in U.S. based Kaiser Aluminum primarily on weak aluminum prices. Finally, we purchased diversified India-based miner Vedanta Resources (1.0% of Fund net assets†) early in the year, given its attractive valuation, and its strong organic growth story as a diversified producer of zinc, aluminum, copper and iron ore, and power generation in India. In May, Vedanta announced its acquisition of a 74% stake in Anglo American’s Black Mountain zinc mine in South Africa.

Other Holdings

Thus far in 2010, the Fund’s investments in the agriculture, paper and forest products, real estate and chemicals sub-sectors represented small allocations that were not major contributors to the Fund’s results. However, it is worth noting that although we’ve been bearish for some time on corn and soybeans, a recent crop production report from the U.S. Department of Agriculture (USDA) indicating reduced yields has turned us more bullish.

* * *

At this writing, while developed nations continue to bear the worst of the global economic slowdown, the bright spot for hard asset investors continues to remain the relatively strong economic resilience within the developing world where demand for hard assets continues to grow. Despite our long-term optimism, however, we continue to expect a difficult investing environment in the months ahead. We believe that we will manage to muddle through with a period of muted growth, supported by accommodative monetary policies in the U.S. and Europe. The success of this scenario requires that the major developed economies maintain the status quo in the absence of further unanticipated external shocks.

On a more positive note, there are distinct reasons for a supportive view for hard assets equities going forward. Much of the negative fallout from the European debt crisis appears to have been discounted. For example, markets essentially ignored the news in mid-June that Greece’s sovereign credit rating had been downgraded four notches by Moody’s Investors Service. China appears to have orchestrated a reasonable slowdown. Corporate news in the U.S. has turned very positive, with early July second-quarter earnings reports indicating some of the strongest profits in years.

Within the energy sector, we believe crude oil prices will likely rise as supply grows more expensive, delayed and limited in the aftermath of the Gulf of Mexico oil spill. We will continue to seek out opportunities among oil companies positioned to benefit from increased safety and environmental regulations. We also believe there is near-term upside potential for natural gas prices, as the deepwater moratorium coupled with forecasts for a warmer than usual summer—which should increase power demands—are likely to provide much needed relief to the current natural gas supply overhang.

Finally, our view for gold has improved from prior reporting periods, and we maintain our belief that the fundamental drivers of gold remain strong. The global economy is in the grips of an historic credit contraction, which in effect has sucked the supportive grease from the wheels of finance, economic growth and innovation. The dominant macro-economic risk in a credit contraction is falling prices or deflation. In short, gold prices react to financial stress, the source of which may be deflation, inflation, currency weakness, or other imbalances in the economy. During difficult periods, like this, gold acts as a hedge against financial stress for many and remains a sound form of currency that cannot be created by government fiat and that carries no counterparty risk.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Global Hard Assets Fund. We look forward to helping you meet your investment goals in the future.

GLOBAL HARD ASSETS FUND

Investment Team Members:

Derek S. van Eck	Charles T. Cameron	Joseph M. Foster
Portfolio Manager

Samuel R. Halpert	Geoffrey R. King	Gregory F. Krenzer

Charl P. de M. Malan	Edward W. Mitby	Shawn Reynolds

July 27, 2010

†	All Fund assets referenced are Total Net Assets as of June 30, 2010.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	The S&P® GSCI Total Return Index (SPGSCITR) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

[3]	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[4]	NYSE Arca Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[5]	Philadelphia Stock Exchange Gold and Silver Index (XAU) is composed of the common stocks of the leading companies involved in gold and silver mining.

[6]

NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

[7]

Philadelphia Oil Service Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

[8]

NYSE Arca Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

[9]

Stowe Coal IndexSM is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

[10]	S&P® GSCI Industrial Metals Index measures performance of the industrial metals sub-sector of the S&P® GSCI Total Return Index, referenced above (SPGSCITR).

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of June 30, 2010.

*	Percentage of net assets.

**	Percentage of investments.

Portfolio subject to change.

GLOBAL HARD ASSETS FUND

PERFORMANCE RECORD
June 30, 2010 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—GHAAX

Year to Date	(17.02)%	(11.95)%

1 Year	2.68%	8.95%

5 Year	9.71%	11.01%

10 Year	12.68%	13.34%

Life (since 11/2/94)	11.24%	11.66%

C shares—GHACX

Year to Date	(13.16)%	(12.28)%

1 Year	7.11%	8.11%

5 Year	10.22%	10.22%

10 Year	12.51%	12.51%

Life (since 11/2/94)	11.02%	11.02%

I shares—GHAIX

Year to Date	n/a	(11.76)%

1 Year	n/a	9.45%

Life (since 5/1/06)	n/a	1.87%

Y shares—GHAYX

Life (since 5/1/10)	n/a	(17.49)%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

*A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.45% / Net Expense Ratio 1.43%

*C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.17% / Net Expense Ratio 2.17%

*I Shares: no sales or redemption charges
Gross Expense Ratio 1.07% / Net Expense Ratio 1.00%

*Y Shares: no sales or redemption charges
Gross Expense Ratio 1.91% / Net Expense Ratio 1.13%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2011. The expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation

TOP TEN EQUITY HOLDINGS*
June 30, 2010 (unaudited)

Halliburton Co.
(U.S., 4.0%)
Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development and production of oil and natural gas.

Occidental Petroleum Corp.
(U.S., 3.6%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

Schlumberger Ltd.
(U.S., 3.4%)
Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Newfield Exploration Co.
(U.S., 3.4%)
Newfield is an independent oil and gas company which explores, develops and acquires oil and natural gas properties. The company operates in the Gulf of Mexico, in the onshore United States Gulf Coast, within the North Sea, within Malaysia, and in the Bohai Bay in China.

Randgold Resources Ltd.
(United Kingdom, 3.2%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Cameron International Corp.
(U.S., 3.1%)
Cameron manufactures oil and gas pressure control equipment, including valves, wellheads, chokes and assembled systems. The company’s equipment is used for oil and gas drilling, production, and transmission in onshore, offshore, and subsea applications. Cameron also produces gas turbines, centrifugal gas and air compressors and other products.

Red Back Mining Inc.
(Canada, 2.9%)
Red Back explores and develops mineral deposits. The company’s interests include the Chirano Gold Project located in Ghana, West Africa and the Tasiast Gold Mine in Mauritania. In addition, Red Back holds an extensive exploration portfolio both in Ghana and Mauritania.

IAMGOLD Corp.
(Canada, 2.7%)
IAMGOLD explores and develops mineral properties. The company’s key areas of exploration are Canada, West Africa and Surinam.

Weatherford International Ltd.
(U.S., 2.6%)
Weatherford International is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The company operates in approximately 100 countries through approximately 800 locations situated in nearly all of the oil and natural gas producing regions in the world.

Pioneer Natural Resources Co.
(U.S., 2.6%)
Pioneer is an independent oil and gas exploration and production company with operations in the United States, South Africa and Tunisia.

* Percentage of net assets.
Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period January 1, 2010- June 30, 2010

Class A	Actual	$1,000.00	$880.50	$6.67*
	Hypothetical***	$1,000.00	$1,017.70	$7.15*

Class C	Actual	$1,000.00	$877.20	$10.10*
	Hypothetical***	$1,000.00	$1,014.03	$10.84*

Class I	Actual	$1,000.00	$882.40	$4.67*
	Hypothetical***	$1,000.00	$1,019.84	$5.01*

Class Y	Actual	$1,000.00	$825.10	$1.72**
	Hypothetical***	$1,000.00	$1,006.47	$1.89**

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2010), of 1.43% on Class A Shares, 2.17% on Class C Shares and 1.00% on Class I Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**

Expenses are equal to the Fund’s annualized expense ratio from inception (May 1, 2010) to June 30, 2010 of 1.13% on Class Y Shares, multiplied by the average account value over the period, multiplied by the number of days from inception to June 30, 2010 and divided by 365 (to reflect the period from inception).

***	Assumes annual return of 5% before expenses.

INTERNATIONAL INVESTORS GOLD FUND

Dear Shareholder:

The International Investors Gold Fund increased 13.32% (Class A shares, excluding sales charge) for the six months ended June 30, 2010. Due primarily to individual stock selection, the Fund outperformed its benchmark, the NYSE Arca Gold Miners (GDM) Index1, which gained 12.99%, for the same period. Notably, the Fund also significantly outpaced the general equity market, as measured by the -6.65% return of the S&P® 500 Index.2

For the six-month period, gold bullion prices gained $145.30 per ounce, or 13.25%, to close on June 30, 2010 at $1,242.25 per ounce. Gold began 2010 consolidating in the $1,050 to $1,150 per ounce range, following the strong advances experienced during the fourth quarter of 2009 when the precious metal reached a new high of $1,226 per ounce. In April 2010, gold embarked on another advance that culminated in a new all-time high of $1,265 per ounce on June 21. What makes this latest gain extraordinary compared to others during this gold bull market is the bullion’s strong performance in local currency terms globally. First-half 2010 gains for gold bullion were 32.41% as measured in euros, 17.95% in Swiss francs, 22.21% in British sterling, 13.06% in Indian rupees and 20.08% in Australian dollars.

Gold shares saw similar strong performance to the precious metal during the six-month period, primarily reflecting the strength in the underlying gold bullion price as investor risk aversion heightened. It is well worth noting that gold-related assets have outperformed more traditional financial markets in eight of the last nine years.

Market and Economic Review

The dominant driver of gold prices during the first half of 2010 was investors’ renewed focus on the precious metal as a result of the sovereign debt crisis in peripheral Europe and its aftermath. The credit crisis began in 2009 when Greece disclosed that its budget deficit was much higher than previously thought. As the situation evolved, it became clear to many that Greece might be unable to pay its debts, placing the country on a path to default. A debt restructuring became an unacceptable option to the European Union based on worries about the potential impact on European banks and the possibility of contagion to other countries with stretched finances, such as Spain, Portugal, Ireland and Italy. On May 10, 2010, the European Central Bank (ECB) stated it would counter “severe tensions” in certain markets by purchasing government and private debt. While the ECB intends to “sterilize” the monetary impact, these actions nonetheless caused a loss of confidence in the ECB’s ability to maintain a sound currency. The financial markets appeared to view the ECB’s proposed actions as a prelude to outright printing of money, or quantitative easing. In addition, a $960 billion loan plan announced in May by the European Union and the International Monetary Fund (IMF) to aid Greece and other heavily indebted European nations was seen by many as a stop-gap measure. Strikes and riots in Greece during the six-month period further eroded confidence in its government’s ability to successfully take the austerity measures needed to reduce its 13% debt-to-GDP ratio. As a result of these European troubles, investors fled the euro during the first half of the year while driving the U.S. dollar higher. Given that fiscal and monetary conditions in the U.S. and Japan were comparable to those in Europe, many investors showed a broad loss of confidence in fiat currencies globally and turned instead to gold. This widespread flight to safety gave strength to gold’s price in virtually all currencies during the six-month period.

Indeed, gold’s unique investment characteristics, largely forgotten in investment circles until 2008, once again were widely recognized during the first half of 2010. Gold traded on its own merits as a sound currency alternative, a store of wealth, and a means of portfolio diversification. It also broke any correlation it might have had with other commodities or stocks. For example, while gold bullion prices rose 13.25% during the first six months of the year, crude oil prices were down 4.70%, copper prices declined 11.69%, and the S&P 500 Index was down 6.65%. Even with the significant rise in gold prices already taken place, investors with a long-term view continued to allocate to the asset. In June 2010, the California State Teachers Retirement System voted to launch a commodities program as part of an inflation-linked asset class. At UBS’ Reserve Management Seminar for Sovereign Institutions (representing $8 trillion in assets under management), respondents to a survey ranked gold as the second most important reserve currency in 25 years, behind the U.S. dollar. In 2010 year-to-date, central banks purchased, on a net basis, 37 tonnes of gold. This is particularly noteworthy, as central banks have not been net purchasers of gold over a full calendar year since 1988. First half 2010 demand for gold coins and bars was also very strong. Banks and bullion dealers in financial centers around the globe responded to longer-term demand by building or expanding vault space. For instance, as of June 30, 2010, New York Commodities Exchange (Comex) vaults held a record 339 tonnes of gold.

Fund Review

The Fund participated in the gold shares’ rally during the semi-annual period but was also able to outpace the GDM due primarily to effective individual stock selection. Among the Fund’s largest holdings of gold miners, there were some stellar performers led by Canada’s Red Back Mining (6.7% of Fund net assets†), which achieved a 76.7% gain. Red Back Mining

INTERNATIONAL INVESTORS GOLD FUND

was able to continue expanding the gold resource at its Tasiast Mine in Mauritania. Drilling has identified 7.8 million ounces, and it appears there is potential for more, making Tasiast one of the largest recent gold finds in the world.

Canada’s Osisko Mining (3.7% of Fund net assets†) was another strong performer for the Fund, with its shares gaining 33.6% during the six-month period, as it developed the Canadian Malartic mine in Quebec. This mine is expected to elevate Osisko Mining to mid-tier producer status once production begins in 2011. Also, during the semi-annual period, Osisko Mining announced a friendly acquisition of Canada’s Brett Resources. Osisko Mining intends to make Brett Resources’ Hammond Reef project in Ontario its next large mine development. Brett Resources’ shares advanced 112.4% during the six months ended June 30.

Shares of the U.K.’s Randgold Resources (8.3% of Fund net assets†) advanced 20.0% on the back of its robust pipeline of development projects in West Africa. The company was looking to begin pouring gold during the second half of 2010 at its Tongon mine in Ivory Coast, and over the coming years, Randgold Resources is planning new production in Mali, Senegal and the Democratic Republic of Congo.

In addition to the Osisko Mining/Brett Resources acquisition, the Fund also benefited when Australia’s Lihir Gold (2.3% of Fund net assets†) agreed to a sweetened hostile bid from its fellow Australian miner Newcrest Mining (2.4% of Fund net assets†). Lihir Gold owns a world-class gold mine in Papua New Guinea and some smaller assets in West Africa. During the six months ended June 30, 2010, shares of Lihir Gold gained 24.7%, while Newcrest Mining shares fell 6.2%.

The sole holding among the Fund’s top ten positions to generate a negative return during the semi-annual period was Canada’s Kinross Gold (4.2% of Fund net assets†), whose shares declined 6.9%. Kinross Gold performed well operationally during the first half of the year, however the market frowned on its purchase of a large stake in Red Back Mining. We believe Kinross Gold’s investment will eventually pay off, as we continue to see, as mentioned above, significant potential to further expand Red Back Mining’s Tasiast mine as well as its Chirano Mine in Ghana.

Performance among the Fund’s smaller-cap positions, or “junior miners,” was mixed. For example, shares of Canada’s San Gold (2.0% of Fund net assets†) advanced 22.8% due to strong drilling results from high-grade veins it had found at its Rice Lake complex in Manitoba. However, shares of Canada’s Great Basin Gold (0.6% of Fund net assets†) declined 1.2% during the six-month period, as the market awaits start-up of its Burnstone mine in South Africa. Shares of Canada’s Guyana Goldfields (1.3% of Fund net assets†) fell 14.8%, although there was no fundamental news to account for the drop. In fact, the company is developing plans to mine a multi-million ounce deposit in Guyana that we consider an attractive acquisition target.

* * *

Our view ahead for gold has actually improved over that of prior reporting periods. The global economy is in the grips of a historic credit contraction. In other words, the credit that greases the wheels of finance, economic growth and innovation is now lacking. In the U.S. alone, bank loans and leases had fallen 10.5%—approximately $740 billion—since the end of 2008 and 3.25% since the end of 2009. Eighty-six banks failed during the first half of 2010 alone after 140 failed in 2009.

The dominant macro-economic risk in a credit contraction is falling prices or deflation. Incomes tend to fall in a deflationary scenario, causing the burden of debt, which is fixed, to become greater. In our view, the excessive debt levels across the U.S. economy might make an insidious deflation that much worse. While the Federal Reserve will likely seek to aggressively avoid deflation, there are two core reasons that gold may outperform other asset classes in a deflationary environment. First, government response to deflation is usually to increase the supply of money, thereby undermining the value of its currency. Second, actions characterized as printing money, quantitative easing, or monetizing debt have the potential to eventually generate inflation. Looking back at the deflationary 1930s, the price of gold was fixed, but gold stocks performed well as costs fell and margins expanded.

In short, gold prices react to financial stress, the source of which may be deflation, inflation, currency weakness, or other imbalances in the economy. In an effort to sustain economic growth and stimulate employment rates, we believe monetary authorities could maintain extremely easy policies for too long, as they did in the wake of the information technology bust and 2001 recession. Once the current deflationary credit contraction has run its course, pent up demand, an abundance of liquidity, the need to service massive government debts and increases in the velocity of money might push inflation to levels unheard of since the 1970s. What all of this means for the gold market is that for many, gold acts as a hedge against financial stress and remains a sound form of currency that cannot be created by government fiat and that carries no counterparty risk. We therefore maintain our belief that the fundamental drivers of gold remain strong and that an allocation to precious metals market within a diversified long-term portfolio can add the potential for both lower risk and enhanced return.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued participation in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Joseph M. Foster	Charl P. de Malan
Portfolio Manager

July 16, 2010

†	All Fund assets referenced are Total Net Assets as of June 30, 2010.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The NYSE Arca Gold Miners Index (GDM) is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	The S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

INTERNATIONAL INVESTORS GOLD FUND

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of June 30, 2010.
*	Percentage of net assets.
**	Percentage of investments.
Portfolio subject to change.

PERFORMANCE RECORD
June 30, 2010 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—INIVX

Year to Date	6.83%	13.32%

1 Year	45.10%	53.95%

5 Year	26.72%	28.24%

10 Year	23.83%	24.58%

Life (since 2/10/56)	10.97%	11.10%

C shares—IIGCX

Year to Date	11.88%	12.88%

1 Year	51.66%	52.66%

5 Year	27.36%	27.36%

Life (since 10/3/03)	21.18%	21.18%

I shares—INIIX

Year to Date	n/a	13.52%

1 Year	n/a	54.54%

Life (since 10/2/06)	n/a	24.67%

Y shares—INIYX

Life (since 5/1/10)	n/a	(0.56)%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

*A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.31% / Net Expense Ratio 1.31%

*C Shares: 1.00% redemption charge, first year
Gross Expense Ratio 2.06% / Net Expense Ratio 2.06%

*I Shares: no sales or redemption charges
Gross Expense Ratio 1.14% / Net Expense Ratio 1.00%

*Y Shares: no sales or redemption charges
Gross Expense Ratio 1.41% / Net Expense Ratio 1.20%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.20% for Class Y of the Fund’s average daily net assets per year until May 1, 2011. The expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

INTERNATIONAL INVESTORS GOLD FUND

TOP TEN EQUITY HOLDINGS*
June 30, 2010 (unaudited)

Randgold Resources Ltd.
(United Kingdom, 8.3%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Red Back Mining, Inc.
(Canada, 6.7%)
Red Back Mining explores and develops mineral deposits. The company’s interests include the Chirano Gold Project located in Ghana, West Africa and the Tasiast Gold Mine in Mauritania. In addition, Red Back holds an extensive exploration portfolio both in Ghana and Mauritania.

IAMGOLD Corp.
(Canada, 6.1%)
IAMGOLD explores and develops mineral properties. The company’s key areas of exploration are Canada, West Africa and Surinam.

Goldcorp, Inc.
(Canada, 5.6%)
Goldcorp is a major North American gold producer. Goldcorp owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Agnico-Eagle Mines Ltd.
(Canada, 4.2%)
Agnico-Eagle Mines is a gold producer with its main development activities in Finland, Mexico and Nunuvut. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Kinross Gold Corp.
(Canada, 4.2%)
Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in the United States, South America and the Russian Far East.

Osisko Mining Corp.
(Canada, 3.7%)
Osisko Mining is a gold exploration company that holds interests in the Canadian Malartic gold deposit in Quebec, Canada.

Silver Wheaton Corp.
(Canada, 3.4%)
Silver Wheaton purchases and sells by-product silver from operating mines. The company buys silver from operations in Mexico, Sweden and Peru.

Barrick Gold Corp.
(Canada, 3.1%)
Barrick Gold is an international gold company with operating mines and development projects in the United States, Canada, South America, Australia and Africa.

Newmont Mining Corp.
(U.S., 2.8%)
Newmont Mining acquires, explores and develops mineral properties. The company produces gold from operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, New Zealand and Mexico. Newmont also mines and processes copper in Indonesia.

* Percentage of net assets.
Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period January 1, 2010- June 30, 2010

Class A	Actual	$1,000.00	$1,133.20	$6.93	*
	Hypothetical***	$1,000.00	$1,018.30	$6.56	*

Class C	Actual	$1,000.00	$1,128.80	$10.87	*
	Hypothetical***	$1,000.00	$1,014.58	$10.29	*

Class I	Actual	$1,000.00	$1,135.20	$5.29	*
	Hypothetical***	$1,000.00	$1,019.84	$5.01	*

Class Y	Actual	$1,000.00	$994.40	$2.00	**
	Hypothetical***	$1,000.00	$1,006.35	$2.01	**

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2010), of 1.31% on Class A Shares, 2.06% on Class C Shares and 1.00% on Class I Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**

Expenses are equal to the Fund’s annualized expense ratio from inception (May 1, 2010) to June 30, 2010 of 1.20% on Class Y Shares, multiplied by the average account value over the period, multiplied by the number of days from inception to June 30, 2010 and divided by 365 (to reflect the period from inception).

***	Assumes annual return of 5% before expenses

MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

The Multi-Manager Alternatives Fund gained 0.22% (Class A shares, excluding sales charge) for the six months ended June 30, 2010. In comparison, the S&P® 500 Index1 fell 6.65%, and the HFRX Global Hedge Fund Index2 declined 1.20% for the same period. The Fund’s strongest gains in the first half of the year came from its fixed income investments as well as the emerging markets and opportunistic segments of the portfolio.

We continue to believe that a combination of alternative, flexible investment strategies can offer an attractive risk-return profile. Our investment committee, with over seven years experience in running multi-manager mutual funds, manages towards consistent returns, with a low beta3 and volatility.

Market and Economic Review

The semi-annual period marked the end of the first phase of the economic recovery and the beginning of a new pattern of choppiness and volatility in both the economy and the financial markets. Sovereign debt was the dominating theme during the first half of 2010, as world financial markets began to reflect the fear that many European countries may be at risk of defaulting. The euro’s value declined significantly in relation to most other major world currencies, and gold climbed to new highs. Global equity markets fell, and U.S. Treasuries regained favor in a classic flight to quality. What has come to be known as the “flash crash” was another defining moment during the six-month period, as heightened fears and investor risk aversion entered the equity market and the Dow Jones Industrial Index fell 999 points in a span of 30 minutes. It should be noted that this sudden drop was widely believed to be exacerbated by the growing amount of and anomalies inherent in electronic trading.

Fund Review

The Fund meaningfully outperformed both of its benchmark indices during the six months ended June 30, 2010, as we continued to broaden the diversification of the Fund’s portfolio with alpha4-driven strategies. We hired Credit Suisse to act as Prime Broker for the Fund, enabling us to employ a wider range of strategies more smoothly. We also added our first UCITS III strategy to the Fund’s portfolio. UCITS III is the second version of the European Commission directive outlining a framework of investment funds suitable for marketing to retail investors. It significantly enlarged the range of investment instruments that could be used, notably allowing some use of derivatives, and it makes possible for some alternative investment fund managers such as us to launch versions of their strategies in a UCITS version, so many more investors can access them.

As of June 30, 2010, the Fund had assets allocated to five sub-advisers and was invested in a variety of open-end mutual funds, closed-end funds, ETFs, a UCITS Fund and other securities.

Fixed Income Strategy

In implementing the Fund’s fixed income strategy during the semi-annual period, we shifted out of long only, closed-end funds and into more actively managed strategies, such that by the end of June 2010, the Fund had completely eliminated its positions in fixed income-oriented closed-end funds.

We built a new Fund position in Forward Long/Short Credit Analysis Fund (FLSIX) (4.9% of Fund net assets†), which manages a long/short high yield municipal bond strategy. FLSIX is an open-end fund, whose objective is total return. FLSIX invests in a non-diversified portfolio of high yield municipal bonds, corporate bonds and preferred securities. Not only does this investment give the Fund exposure to the municipal bond sector, but we believe its strategy has the ability to be nimble in a niche market. The managers of FLSIX have a track record of providing alpha in a hedge fund format prior to its launch of this open-end fund. We maintained some exposure to The Loomis Sayles Bond Fund (4.4% of Fund net assets†), which continued to perform well during the front half of 2010.

Long/Short Equity Strategy

During the semi-annual period, we reduced longer-biased, less active exposures and redeployed assets into strategies that we believe can generate significant alpha over time. To that end, we fully redeemed the Fund’s position with Lazard Asset Management LLC, which employed a global asset allocation strategy that sought to take advantage of broad capital market opportunities on both a long and short position basis. We maintained an allocation to Tetra Capital Management LLC (“Tetra”) (11.1% of Fund net assets†) and hired Primary Funds (“Primary”) (10.4% of Fund net assets†) and Aristos Capital Management, LLC (“Aristos”) (10.7% of Fund net assets†) as sub-advisers.

Tetra manages a long/short small/mid-cap equity strategy. Tetra entered 2010 conservatively positioned with a modest net long exposure. Its long portfolio was diversified across a number of eclectic holdings where the sub-adviser expected company specific catalysts more so than a broad cyclical recovery to lead to improving operating leverage and earnings growth. Its short portfolio was focused on cyclical companies where the sub-adviser believed excess industry capacity, weak pricing power and higher raw materials costs had the potential to overwhelm and offset benefits from improving volumes. This thesis was tested in the first quarter, as equity markets rose broadly and investors continued to bid many of the economically-sensitive stocks higher. In the second quarter, Tetra’s performance improved dramatically, posting positive returns despite sharply lower markets. Tetra’s long portfolio held up relatively well in the weaker months of the second quarter, and its short portfolio made back the bulk of the losses incurred earlier in the year, as investors became increasingly concerned about the strength and sustainability of the economic recovery. At the end of June 2010, Tetra’s portfolio remained fairly conservatively positioned with a slight long bias.

Primary employs a balanced, or low net exposure, long/short equity strategy that focuses primarily on mid-cap companies across multiple sectors. Its approach is a fundamentally-driven one, taking into account a top-down view of the economy broken down by sector. During the semi-annual period, Primary’s long exposure peaked in March 2010. Anticipating a market pullback, Primary reduced its long exposure from approximately 20% of its assets under management to a near zero exposure by the end of May. After digesting a series of fundamental challenges in the consumer and oil services sectors during the first part of June, Primary increased its long exposure again, albeit prematurely, into the end of the second quarter. Primary finished the month of June 2010 with a net long bias. All told, the greatest positive return contributors to Primary’s strategy during the six months ended June 30, 2010 were produced by long positions in the commercial goods and services sector and the information technology sector. Short positions in the information technology and financials sectors also made noteworthy contributions. The most significant detractors from Primary’s performance were generated by long and short positions in the consumer sector as well as short positions in the commercial goods and services sector.

At the end of June, oil services comprised the most significant long position in Primary’s portfolio construct. Events surrounding the BP spill made valuations of the oil services sector compelling in Primary’s view. Additional long capital was deployed in technology companies, with a bias toward telecommunications equipment companies, where enterprise and consumer demand as well as government stimulus were serving as catalysts to secular growth. Further long capital was deployed in transportation-related companies based on positive commentary regarding industry pricing and volumes. On the short side of the Primary portfolio, selected financial service providers, regional banks and real estate companies comprised a significant amount of negative exposure. The commercial goods and services sector accounted for the majority of remaining short capital. Primary was positioned toward a rather neutral posture in the health care and consumer sectors.

Aristos takes a fundamentally-driven contrarian approach to long/short equity investing. Its strategy seeks to take advantage of negative investor overreactions by investing in fundamentally strong companies on the long side and of unrealistic Wall Street expectations on the short side. During the semi-annual period, Aristos’ largest gross sector exposure was in the health care, information technology, consumer discretionary, energy and consumer staples sectors. Its fundamental approach pointed to what it considered to be very attractive reward/risk ratios in a number of its core long holdings in the health care, information technology and energy sectors, with many names trading at depressed multiples of earnings and cash flow relative to their prospective growth profiles. Likewise, Aristos’ research pointed to a number of attractive short opportunities in the consumer discretionary sector. There, the sub-adviser was finding individual names that were trading at significantly high multiples as a result of high growth expectations by Wall Street while its own research led it to believe that the stocks it was short would report earnings with little or no top-line growth over the next several quarters. Overall, Aristos believed at the end of June that in spite of the myriad challenges facing the equity markets, it saw opportunities in selective stocks that were cheap when using the metrics it focuses on, such as price/earnings multiples, equity value/EBITDA multiples, and free cash flow yields.

Within the Fund’s long/short equity mutual fund holdings, we redeemed the Fund’s position in the Caldwell & Orkin Market Opportunity Fund, a long/short equity mutual fund, as we were not comfortable with its positioning and with our inability to speak with its portfolio managers. The Fund maintained a position in TFS Market Neutral Fund (“TFS”) (11.2% of Fund net assets†), another long/short equity mutual fund, but as it had a hard close, the Fund’s exposure to TFS steadily declined during the semi-annual period as the Fund’s assets under management grew.

MULTI-MANAGER ALTERNATIVES FUND

Global Macro Strategy

Dix Hills Partners alternative treasury strategy (8.3% of Fund net assets†) has the ability to go long or short the 10-year Treasury bond. During the first half of 2010, interest rates, as measured by the 10-year U.S. Treasury bond, fluctuated between 3.99% and 2.93%. Its long position in May helped the Fund as equities slumped.

We established a Fund position in both the AC-Statistical Value Market Neutral 12 Vol and 7 Vol Funds (“Statistical Value Funds”) (11.2% of Fund net assets†) through an open-end UCITS III structure during the semi-annual period. The Statistical Value Funds follow a quantitative, beta3 neutral, global macro, managed futures strategy and manage to a specific volatility level, using futures to invest in four asset classes—equities, bonds, energy commodities and short-term interest rates.

Arbitrage Strategy

During the first half of 2010, we fully redeemed the Fund’s position with Clutterbuck Capital Management, LLC, which had managed a capital structure arbitrage strategy. We added a similar strategy through Centaur Performance Group, LLC (“Centaur”). We hired Centaur (11.6% of Fund net assets†) as a sub-adviser to run a capital structure arbitrage strategy in which it evaluates investment opportunities across various asset classes. During the semi-annual period, Centaur managed to profitably navigate a volatile environment for risky assets. While there was indeed significant volatility in both equity and credit markets during the first half of 2010, Centaur posted positive returns across its main strategies-convertible relative value, distressed and special situations, equity long/short and high-yield long/short. The only meaningful detractor from profitability was the implementation of macro portfolio hedges that offset long exposures in equity and volatility. Centaur was positioned defensively with an emphasis on liquidity and capital preservation. While every sector contributed to Centaur’s overall return, significant gains in distressed intra-capital structure positions provided the greatest return. At the end of June, Centaur remained defensively positioned, with a focus on short-duration bonds, structurally senior intra-capital structure positions, and targeting specific risk position in highly leveraged subordinated high yield debt. Such positioning was based on the sub-adviser’s belief that there will be domestic economic headwinds and sovereign risk events that will result in relative outperformance of credit to the equity markets.

We maintained the Fund’s exposure to The Arbitrage Fund (6.9% of Fund net assets†), as we continue to believe that merger and acquisition activity will remain strong going forward. The Arbitrage Fund is an open-end fund whose objective is capital growth by engaging in merger arbitrage. It invests at least 80% of its assets in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

Emerging Markets Strategy

During the semi-annual period, we maintained emerging markets exposure by tapping into the resources available in house. In working with the Fund, Van Eck’s dedicated emerging markets team recommends individual securities across a broad array of emerging market countries. We also have the ability to expand on the Fund’s long position through the use of ETFs. We reduced the beta of this segment by shorting SPDR S&P 500 ETF Trust.

Opportunistic Strategy

As fears continued to mount about sovereign debt in Europe during the six months ended June 30, 2010, our investment committee began to implement a plan in late March to monetize our belief that those fears would not go away quietly. We implemented a short European credit trade that included shorting equities in banks of the PIIGS countries (Portugal, Ireland, Italy, Greece and Spain) that trade in the U.S., shorting the euro against the dollar and establishing long positions in both gold-related equities and the gold bullion physical commodity. This allocation was reduced at the end of May and further in June, taking profits.

*  *  *

Going forward, our management team intends to continue to search for alpha-generating strategies with repeatable processes that exist within stable business models. We look to expand the Fund’s long/short fixed income exposure and to implement an options volatility strategy. Our team also intends to explore the opportunities that may be available in investing in strategies through note structures. We are working to increase the number of approved sub-advisers.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small-cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. Please see the prospectus for information on these and other risk considerations.

We appreciate your investment in the Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Stephen H. Scott	Jan F. van Eck	Peter Liao	Michael F. Mazier
Portfolio Manager	Portfolio Manager

†	All Fund assets referenced are Total Net Assets as of June 30, 2010.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[2]

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[3]	Beta is a measure of sensitivity to market movements.

[4]

Alpha is a measure of volatility where the reasons for the volatility have to do with the inherent characteristics of a particular security as distinguished from market conditions. A stock with an alpha factor of 1.25 is projected to rise by 25% in a year on the strength of its inherent values such as growth in earnings per share and regardless of the performance of the market as a whole.

MULTI-MANAGER ALTERNATIVES FUND

Fund Allocation by Strategy
(unaudited)

Investment Strategy	2Q 2010 Allocation (%)	1Q 2010 Allocation (%)	Implementation

Arbitrage
Credit Arbitrage	11.61	13.76	Sub-Advisor (Centaur)
Merger Arbitrage	6.85	7.83	Open-End Fund

Equity
Emerging Markets	3.94	6.56	ETFs, Other Securities
Long/Short Equity	10.38	9.32	Sub-Adviser (Primary)
Long/Short Equity	11.14	12.95	Sub-Adviser (Tetra)
Long/Short Equity	10.72	—	Sub-Adviser (Aristos)
Long/Short Equity	11.17	17.23	Open-End Fund

Global Macro
Alternative Treasury Strategy	8.26	11.35	Sub-Adviser (Dix Hills)
Managed Futures	11.19	11.13	UCITS Fund (Statistical Value)
Tactical Allocation	3.21	—	ETFs, Other Securities

Fixed Income
Long/Short Fixed Income	4.90	—	Open-End Fund
Long-Only Fixed Income	4.35	—	Open- and Closed-End Fund
Long-Only Fixed Income	—	7.45	Open-End Fund
Senior Loans	—	1.54	Closed-End Fund

Cash/Equivalents	2.28	0.88	—

Total	100.00	100.00	—

As of June 30, 2010.
* Percentage of net assets.
Portfolio subject to change.

Sector Weighting Net Exposure**
(unaudited)

As of June 30, 2010.
** Net exposure was calculated by adding long and short positions.
Percentage of net assets.
Portfolio subject to change.

MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE RECORD
June 30, 2010 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—VMAAX

Year to Date	(5.55)%	0.22%

1 Year	(3.43)%	2.50%

Life (since 6/5/09)	(3.98)%	1.47%

I shares—VMAIX

Year to Date	n/a	0.33%

1 Year	n/a	2.73%

Life (since 6/5/09)	n/a	1.69%

Y shares—VMAYX

Life (since 5/1/10)	n/a	(0.99)%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 2.75% / Net Expense Ratio 2.73%

*	I shares: no sales or redemption charges
Gross Expense Ratio 2.48% / Net Expense Ratio 2.38%

*	Y shares: no sales or redemption charges
Gross Expense Ratio 2.64% / Net Expense Ratio 2.34%

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for `Class A, 1.95% for Class I, and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2011. The expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 to June 30, 2010.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period January 1, 2010- June 30, 2010

Class A	Actual	$1,000.00	$1,002.20	$13.54*
	Hypothetical***	$1,000.00	$1,011.27	$13.60*

Class I	Actual	$1,000.00	$1,003.30	$11.81*
	Hypothetical***	$1,000.00	$1,013.01	$11.86*

Class Y	Actual	$1,000.00	$990.10	$3.90**
	Hypothetical***	$1,000.00	$1,004.44	$3.93**

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2009), of 2.73% on Class A Shares and 2.38% on Class I Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**

Expenses are equal to the Fund’s annualized expense ratio from inception (May 1, 2010) to June 30, 2010 of 2.34% on Class Y Shares, multiplied by the average account value over the period, multiplied by the number of days from inception to June 30, 2010 and divided by 365 (to reflect the period from inception).

***	Assumes annual return of 5% before expenses.

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2010 (unaudited)

Number of Shares		Value

COMMON STOCKS: 89.2%

Brazil: 10.5%
135,000	BR Malls Participacoes S.A.	$1,774,072
48,300	Cia Hering S.A.	1,257,673
96,000	Cielo S.A.	815,867
172,000	Diagnosticos da America S.A.	1,618,039
45,000	Drogasil S.A.	860,111
70,000	Hypermarcas S.A. *	897,784
150,000	Localiza Rent a Car S.A.	1,726,039
33,000	Marisa Lojas S.A. *	379,545
20,600	Petroleo Brasileiro S.A. (ADR)	706,992
11,000	Totvs S.A.	806,504

		10,842,626

China / Hong Kong: 18.9%
30,000	AsiaInfo Holdings, Inc. (USD) *	655,800
1,105,000	China High Precision Automation Group Ltd. * #	637,345
1,300,000	China Qinfa Group Ltd. * #	370,711
1,676,000	EVA Precision Industrial Holdings Ltd. #	782,807
730,000	Fu Ji Food & Catering Services Holdings Ltd. * #	—
1,180,000	Fushan International Energy Group Ltd. #	663,077
35,500	Home Inns & Hotels Management, Inc. (ADR) *	1,385,920
1,620,000	I.T Ltd. * #	529,249
1,109,000	Ju Teng International Holdings Ltd. #	680,812
375,000	Lianhua Supermarket Holdings Co. Ltd. #	1,373,629
297,000	L’Occitane International S.A. * (b)	647,634
782,727	Noble Group Ltd. (SGD) #	946,070
1,480,000	Pacific Basin Shipping Ltd. #	915,876
1,400,000	Peace Mark Holdings Ltd. * #	—
365,000	Ports Design Ltd. #	928,370
4,758,831	Qin Jia Yuan Media Services Co. Ltd. #	794,593
8,200,000	REXLot Holdings Ltd. #	750,442
3,055,000	SJM Holdings Ltd. #	2,558,584
2,260,000	Soho China Ltd. #	1,307,818
125,500	Tencent Holdings Ltd. #	2,079,190
560,400	Tian An China Investment Co. Ltd. #	357,790
101,000	Tsingtao Brewery Co. Ltd. #	471,819
370,000	Yanzhou Coal Mining Co. Ltd. #	711,449

		19,548,985

Georgia: 0.6%
61,483	Bank of Georgia (GDR) * Reg S	627,127

India: 8.3%
182,000	Crompton Greaves Ltd. #	1,004,789
40,000	Financial Technologies India Ltd. #	1,142,260
51,000	Godrej Consumer Products Ltd. #	375,054
45,000	Gujarat NRE Coke Ltd. *	38,077
450,000	Gujarat NRE Coke Ltd. #	613,050
457,900	Hirco PLC (GBP) * #	920,486
137,000	Housing Development & Infrastructure Ltd. * #	728,078
79,000	Mundra Port & Special Economic Zone Ltd. #	1,246,119
297,000	Rolta India Ltd. #	1,062,729
116,885	Shriram Transport Finance Co. Ltd. #	1,440,435

		8,571,077

See Notes to Financial Statements

32

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Indonesia: 3.7%
4,930,000	Adaro Energy Tbk PT #	$1,070,817
6,900,000	Bank Tabungan Negara Tbk PT #	1,280,539
9,404,500	Mitra Adiperkasa Tbk PT * #	680,680
1,750,000	Perusahaan Gas Negara PT #	741,861

		3,773,897

Israel: 0.3%
68,000	Queenco Leisure International Ltd. (GDR) (a) * R	282,365

Kazakhstan: 2.9%
80,385	Chagala Group Ltd. (GDR) (a) *	265,270
45,000	Eurasian Natural Resources Corp. (GBP) #	572,619
88,000	Halyk Savings Bank of Kazakhstan (GDR) * # Reg S	689,749
197,400	Kazakhstan Kagazy PLC (GDR) (a) * R	37,506
165,000	Kazakhstan Kagazy PLC (GDR) (a) *	31,350
78,000	KazMunaiGas Exploration (GDR) # Reg S	1,436,907

		3,033,401

Malaysia: 0.5%
641,700	CB Industrial Product Holding BHD #	524,593

Mexico: 1.7%
144,000	Banco Compartamos, S.A. de C.V.	748,446
315,900	Genomma Lab Internacional, S.A. de C.V. *	1,049,088

		1,797,534

Panama: 0.8%
18,000	Copa Holdings S.A. (Class A) (USD)	795,960

Peru: 0.9%
10,000	Credicorp Ltd. (USD)	908,900

Philippines: 1.0%
2,700,000	Alliance Global Group, Inc. * #	309,854
23,300,000	Megaworld Corp. #	680,670
5,720,000	Megaworld Corp. Warrants (PHP 1.00, expiring 12/14/14) * #	72,803

		1,063,327

Poland: 1.0%
375,000	International Personal Finance PLC (GBP) #	1,060,698

Russia: 7.8%
115,000	Globaltrans Investment PLC (GDR) # Reg S	1,606,346
27,000	Lukoil (ADR)	1,390,500
93,000	Novorossiysk Sea Trade Port (GDR) * # Reg S	1,007,216
16,500,000	OGK-3 OJSC (USD) * (b)	878,044
43,000	Pharmstandard (GDR) * # Reg S	935,985
410,000	Sberbank RF (USD)	985,045
36,000	X5 Retail Group N.V. (GDR) * #	1,225,947

		8,029,083

Singapore: 0.7%
1,090,000	CSE Global Ltd. #	677,959

South Africa: 4.1%
32,000	African Rainbow Minerals Ltd. #	669,579
54,000	Naspers Ltd. #	1,818,476
100,000	Spar Group Ltd. #	1,037,671
53,224	Standard Bank Group Ltd. #	705,808

		4,231,534

See Notes to Financial Statements

33

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

South Korea: 11.4%
98,250	Cheil Worldwide, Inc. #	$1,027,703
13,700	CJ O Home Shopping Co. Ltd. * #	1,099,375
11,800	Hyundai Mobis Co. Ltd. #	1,979,149
7,110	Lotte Shopping Co. #	2,041,611
18,200	Samsung Card Co. #	735,022
2,100	Samsung Electronics Co. Ltd. #	1,317,150
7,400	Samsung Techwin Co. Ltd. #	634,866
3,700	Shinsegae Co. Ltd. #	1,598,674
63,500	Woongjin Thinkbig Co. Ltd. #	1,311,824

		11,745,374

Taiwan: 8.5%
995,000	Advanced Semiconductor Engineering, Inc. #	783,432
930,000	Alpha Networks, Inc. #	710,817
333,000	China Ecotek Corp. #	489,121
500,000	Faraday Technology Corp. #	769,480
320,000	Hon Hai Precision Industry Co. Ltd. * #	1,121,655
43,000	Largan Precision Co. Ltd. #	684,019
186,600	Lumax International Corp. Ltd. #	300,945
300,000	Novatek Microelectronics Corp. Ltd. #	805,089
190,000	Powertech Technology, Inc. #	527,538
400,000	President Chain Store Corp. #	1,180,427
127,000	Simplo Technology Co. Ltd. #	688,303
519,692	Wistron Corp. #	761,526

		8,822,352

Thailand: 1.2%
1,370,000	Tisco Financial Group PCL #	1,205,214

Turkey: 1.8%
24,000	BIM Birlesik Magazalar A.S. #	665,175
502,381	Sinpas Gayrimenkul Yatirim Ortakligi A.S. * #	598,429
130,000	Turkiye Garanti Bankasi A.S. #	541,012

		1,804,616

United Arab Emirates: 0.6%
155,000	First Gulf Bank PJSC #	627,013

United Kingdom: 0.9%
40,000	Standard Chartered PLC #	974,017

United States: 1.0%
48,000	First Cash Financial Services, Inc. *	1,046,400

Zimbabwe: 0.1%
750,000	Commercial Bank of Zimbabwe (USD) *	108,750

Total Common Stocks (Cost: $85,252,394)		92,102,802

PREFERRED STOCKS: 3.9%
Brazil: 3.9%
109,000	Anhanguera Educacional Participacoes S.A.	1,630,471
68,988	Cia Vale do Rio Doce	1,460,023
126,000	Rossi Residencial S.A.	920,742

Total Preferred Stocks (Cost: $2,712,885)		4,011,236

See Notes to Financial Statements

34

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

MONEY MARKET FUND: 5.6%
(Cost: $5,757,871)
5,757,871	AIM Treasury Portfolio - Institutional Class	$5,757,871

Total Investments: 98.7%
(Cost: $93,723,150)		101,871,909
Other assets less liabilities: 1.3%		1,374,593

NET ASSETS: 100.0%		$103,246,502

ADR — American Depositary Receipt
GBP — British Pound
GDR — Global Depositary Receipt
PHP — Philippine Peso
SGD — Singapore Dollar
USD — United States Dollar

*	Non-income producing

(a)	Illiquid Security—the aggregate value of illiquid securities is $616,491 which represents 0.6% of net assets.

(b)	Affiliated issuer—as defined under the Investment Company Act of 1940.

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $69,377,994 which represents 67.2% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $319,871, or 0.3% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Restricted securities held by the Fund as of June 30, 2010 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Kazakhstan Kagazy PLC (GDR) (a)	07/19/2007	197,400	$987,000	$37,506	0.0%
Queenco Leisure International Ltd. (GDR) (a)	07/06/2007	68,000	1,297,605	282,365	0.3

			$2,284,605	$319,871	0.3%

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2010 is set forth below:

Affiliates	Value 12/31/09	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Value 6/30/10

L’Occitane International S.A.	$—	$613,665	$—	$—	$—	$647,634
OGK-3 OJSC	—	1,155,150	—	—	—	878,044

Total	$—	$1,768,815	$—	$—	$—	$1,525,678

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	3.1%	$3,141,787
Communications	8.2	8,398,403
Consumer, Cyclical	19.3	19,619,806
Consumer, Non-cyclical	15.4	15,716,320
Diversified	1.2	1,255,924
Energy	6.5	6,630,870
Financial	19.6	19,998,663
Industrial	9.6	9,763,014
Technology	9.8	9,969,346
Utilities	1.6	1,619,905
Money Market Fund	5.7	5,757,871

	100.0%	$101,871,909

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value investments as of June 30, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Brazil	$10,842,626	$—	$—	$10,842,626
China / Hong Kong	2,689,354	16,859,631	—	19,548,985
Georgia	627,127	—	—	627,127
India	38,077	8,533,000	—	8,571,077
Indonesia	—	3,773,897	—	3,773,897
Israel	282,365	—	—	282,365
Kazakhstan	334,126	2,699,275	—	3,033,401
Malaysia	—	524,593	—	524,593
Mexico	1,797,534	—	—	1,797,534
Panama	795,960	—	—	795,960
Peru	908,900	—	—	908,900
Philippines	—	1,063,327	—	1,063,327
Poland	—	1,060,698	—	1,060,698
Russia	3,253,589	4,775,494	—	8,029,083
Singapore	—	677,959	—	677,959
South Africa	—	4,231,534	—	4,231,534
South Korea	—	11,745,374	—	11,745,374
Taiwan	—	8,822,352	—	8,822,352
Thailand	—	1,205,214	—	1,205,214
Turkey	—	1,804,616	—	1,804,616
United Arab Emirates	—	627,013	—	627,013
United Kingdom	—	974,017	—	974,017
United States	1,046,400	—	—	1,046,400
Zimbabwe	108,750	—	—	108,750
Preferred Stocks:
Brazil	4,011,236	—	—	4,011,236
Money Market Fund	5,757,871	—	—	5,757,871

Total	$32,493,915	$69,377,994	$—	$101,871,909

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2010 (unaudited)

Number of Shares		Value

COMMON STOCKS: 91.4%

Australia: 1.0%
729,900	Woodside Petroleum Ltd. #	$25,370,821

Canada: 10.8%
707,700	Brazilian Resources, Inc. * #	—
638,000	First Quantum Minerals Ltd.	32,093,279
3,941,700	IAMGOLD Corp. (USD)	69,689,256
5,413,200	Osisko Mining Corp. *	58,375,404
2,103,900	Pacific Rubiales Energy Corp. *	47,155,187
571,050	Petrolifera Petroleum Ltd. * R	348,675
2,972,100	Red Back Mining, Inc. *	75,129,595

		282,791,396

Kazakhstan: 0.8%
1,214,500	KazMunaiGas Exploration (GDR) # Reg S	22,373,388

Kuwait: 0.4%
14,368,991	Kuwait Energy Co. K.S.C.C. (a) * # R	9,531,439

Norway: 1.2%
1,821,000	SeaDrill Ltd. #	32,847,107

United Kingdom: 10.4%
10,304,300	Afren PLC * #	13,012,597
435,000	African Minerals Ltd. * # R	2,325,543
1,421,000	African Minerals Ltd. * #	7,596,774
734,900	Anglo American PLC * #	25,607,733
1,899,400	BHP Billiton PLC #	49,248,692
3,259,900	Heritage Oil Ltd. * #	19,091,793
887,526	Randgold Resources Ltd. (ADR)	84,093,089
813,128	Vedanta Resources PLC #	25,547,985
3,572,300	Xstrata PLC #	46,778,067

		273,302,273

United States: 66.8%
1,814,000	Alpha Natural Resources, Inc. *	61,440,180
1,419,700	Anadarko Petroleum Corp.	51,236,973
437,300	Apache Corp.	36,816,287
958,200	Archer-Daniels-Midland Co.	24,740,724
1,748,600	Berry Petroleum Co.	44,973,992
3,561,600	Brigham Exploration Co. *	54,777,408
1,722,900	Cabot Oil & Gas Corp.	53,961,228
2,545,000	Cameron International Corp. *	82,763,400
519,400	Cimarex Energy Co.	37,178,652
732,350	Concho Resources, Inc. *	40,520,925
1,795,400	Consol Energy, Inc.	60,612,704
926,700	Dril-Quip, Inc. *	40,793,334
369,000	Ellora Oil & Gas, Inc. (a) * # R	3,008,088
4,980,100	Far East Energy Corp. *	1,992,040
996,020	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) (a) * #	335,659
1,134,400	Freeport-McMoRan Copper & Gold, Inc.	67,077,072
2,075,600	General Maritime Corp.	12,536,624
397,600	Green Plains Renewable Energy, Inc. *	4,063,472
4,287,700	Halliburton Co.	105,263,035
882,700	Holly Corp.	23,462,166
3,236,000	Key Energy Services, Inc. *	29,706,480
4,096,900	Louisiana-Pacific Corp. *	27,408,261
1,983,300	Massey Energy Co.	54,243,255
413,200	Murphy Oil Corp.	20,474,060
385,998	MYR Group, Inc. *	6,442,307
1,336,500	Nabors Industries Ltd. *	23,549,130
1,830,575	Newfield Exploration Co. *	89,441,894

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

United States: (continued)
650,800	Noble Energy, Inc.	$39,262,764
1,127,300	NRG Energy, Inc. *	23,910,033
1,237,600	Occidental Petroleum Corp.	95,480,840
513,000	Oceaneering International, Inc. *	23,033,700
1,911,000	Patterson-UTI Energy, Inc.	24,594,570
702,500	Peabody Energy Corp.	27,488,825
3,703,100	Petrohawk Energy Corp. *	62,841,607
1,154,800	Pioneer Natural Resources Co.	68,652,860
1,032,700	Questar Corp.	46,977,523
3,097,600	Quicksilver Resources, Inc. *	34,073,600
1,628,600	Schlumberger Ltd.	90,126,724
1,531,900	Steel Dynamics, Inc.	20,205,761
1,038,200	Terex Corp. *	19,455,868
387,200	Walter Energy, Inc.	23,561,120
5,272,900	Weatherford International Ltd. *	69,285,906
327,100	Whiting Petroleum Corp. *	25,651,182

		1,753,422,233

Total Common Stocks (Cost: $2,386,616,504)		2,399,638,657

EXCHANGE TRADED FUND: 2.2% (Cost: $57,201,352)
473,900	SPDR Gold Trust *	57,664,152

MONEY MARKET FUND: 5.6% (Cost: $148,133,588)
148,133,588	AIM Treasury Portfolio - Institutional Class	148,133,588

Total Investments: 99.2% (Cost: $2,591,951,444)		2,605,436,397
Other assets less liabilities: 0.8%		19,941,264

NET ASSETS: 100.0%		$2,625,377,661

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
USD — United States Dollar

*	Non-income producing
(a)	Illiquid security—the aggregate value of illiquid securities is $12,875,186 which represents 0.5% of net assets.
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $282,675,686 which represents 10.8% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $15,213,745, or 0.6% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Restricted securities held by the Fund as of June 30, 2010 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

African Minerals Ltd.	01/21/2010	435,000	$2,833,678	$2,325,543	0.1%
Ellora Oil & Gas Co. (a)	06/30/2006	369,000	4,428,000	3,008,088	0.1
Kuwait Energy Co. K.S.C.C.	08/06/2008	14,368,991	10,862,672	9,531,439	0.4
Petrolifera Petroleum Ltd.	03/07/2005	571,050	507,487	348,675	0.0

			$18,631,837	$15,213,745	0.6%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Industry	0.2%	$6,442,306
Capital Goods	0.7	19,455,868
Consumer Goods	1.0	24,740,724
Energy	67.5	1,757,823,248
Base and Industrial Metals	9.6	250,873,173
Paper And Forest	1.1	27,408,261
Precious Metals	12.0	312,895,077
Exchange Traded Fund	2.2	57,664,152
Money Market Fund	5.7	148,133,588

	100.0%	$2,605,436,397

The summary of inputs used to value investments as of June 30, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$—	$25,370,821	$—	$25,370,821
Canada	282,791,396	—	—	282,791,396
Kazakhstan	—	22,373,388	—	22,373,388
Kuwait	—	—	9,531,439	9,531,439
Norway	—	32,847,107	—	32,847,107
United Kingdom	84,093,088	189,209,185	—	273,302,273
United States	1,750,078,487	335,658	3,008,088	1,753,422,233
Exchange Traded Fund	57,664,152	—	—	57,664,152
Money Market Fund	148,133,588	—	—	148,133,588

Total	$2,322,760,711	$270,136,159	$12,539,527	$2,605,436,397

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2010:

Balance as of 12/31/09	$12,940,445
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(400,918)
Net purchases (sales)	—
Transfers in and/or out of level 3	—

Balance as of 6/30/10	$12,539,527

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
June 30, 2010 (unaudited)

Number of Shares		Value

COMMON STOCKS: 88.5%

Australia: 9.6%
805,000	Andean Resources Ltd. (CAD) *	$2,329,059
6,309,000	Andean Resources Ltd. * #	17,670,289
3,684,210	Catalpa Resources Ltd. * #	4,997,854
1,320,146	Eldorado Gold Corp. #	22,811,526
948,018	Gryphon Minerals Ltd. * #	622,675
7,898,384	Lihir Gold Ltd. #	28,415,218
1,000,725	Newcrest Mining Ltd. #	29,197,687
5,721,260	Perseus Mining Ltd. * #	10,890,299

		116,934,607

Canada: 59.3%
310,440	Agnico-Eagle Mines Ltd.	18,832,573
540,333	Agnico-Eagle Mines Ltd. (USD)	32,841,440
1,510,000	Amarillo Gold Corp. *	1,035,461
2,000,000	Andina Minerals, Inc. *	2,198,112
1,440,000	Argonaut Gold Ltd. * R	3,584,613
720,000	Argonaut Gold Ltd. Warrants (CAD 4.50, expiring 12/29/12) * R	295,900
1,377,900	AuEx Ventures, Inc. *	4,465,507
390,000	Aurizon Mines Ltd. (USD) *	1,926,600
3,050,000	Aurizon Mines Ltd. *	15,012,916
848,000	Barrick Gold Corp. (USD)	38,507,680
948,000	Bear Creek Mining Corp. * R	3,775,793
940,000	Bear Creek Mining Corp. *	3,743,929
650,000	Canaco Resources, Inc. *	580,057
1,839,000	Eastmain Resources, Inc. * R	2,211,188
560,000	Eastmain Resources, Inc. *	673,336
919,500	Eastmain Resources, Inc. Warrants (CAD 2.00, expiring 7/3/10) * # R	—
10,000	Eldorado Gold Corp.	179,231
40,000	Eldorado Gold Corp. (USD)	718,400
2,563,900	European Goldfields Ltd. *	16,401,446
1,000,000	Fortuna Silver Mines, Inc. *	1,963,271
570,000	Franco-Nevada Corp. R	17,348,175
15,000	Franco-Nevada Corp.	456,531
159,030	Gold Wheaton Corp. Warrants (CAD 10.00, expiring 7/8/13) * R	29,130
1,120,897	Goldcorp, Inc. (USD)	49,151,333
437,500	Goldcorp, Inc.	19,155,394
17,500	Goldcorp, Inc. Warrants (CAD 45.75, expiring 6/9/11) *	109,319
850,000	Great Basin Gold Ltd. (USD) *	1,436,500
300,000	Great Basin Gold Ltd. * R	510,075
2,845,000	Great Basin Gold Ltd. *	4,837,208
1,000,000	Great Basin Gold Ltd. Warrants (CAD 1.60, expiring 10/15/10) *	305,293
2,421,000	Guyana Goldfields, Inc. *	15,760,209
3,407,200	IAMGOLD Corp. (USD)	60,239,296
802,800	IAMGOLD Corp.	14,154,860
819,688	International Tower Hill Ltd. *	5,520,796
901,000	Keegan Resources, Inc. *	4,790,437
372,437	Kinross Gold Corp.	6,367,342
222,350	Kinross Gold Corp. R	3,801,390
2,370,338	Kinross Gold Corp. (USD)	40,509,076
156,618	Kinross Gold Corp. Warrants (CAD 32.00, expiring 9/3/13) *	428,123
2,040,000	Mansfield Minerals, Inc. * R	2,893,617
1,020,000	Mansfield Minerals, Inc. Warrants (CAD 1.80, expiring 5/18/12) * # R	651,543
3,800,000	Medoro Resources Ltd. *	2,498,708
601,500	Minco Silver Corp. *	1,706,383
855,170	New Gold, Inc. *	5,309,918
3,382,630	New Gold, Inc. (USD) *	20,938,480
1,026,170	New Gold, Inc. (USD) * R	6,351,992
1,130,850	New Gold, Inc. Warrants (CAD 15.00, expiring 4/3/12) * R	37,180

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Canada: (continued)
666,666	Northgate Minerals Corp. * R	$2,016,500
2,085,000	Northgate Minerals Corp. (USD) *	6,255,000
770,000	Northgate Minerals Corp. *	2,329,059
3,356,875	Orezone Gold Corp. *	2,743,395
3,046,900	Osisko Mining Corp. *	32,857,466
1,093,333	Osisko Mining Corp. * R	11,790,393
602,124	PAN American Silver Corp.	15,141,477
341,000	PAN American Silver Corp. (USD)	8,620,480
103,000	Pan American Silver Corp. Warrants (CAD 35.00, expiring 12/31/14) * #	558,951
855,000	Pediment Gold Corp. * R	955,756
640,000	Pediment Gold Corp. *	715,420
764,500	Premier Gold Mines Ltd. *	3,619,445
1,470,000	Rainy River Resources Ltd. *	9,030,858
350,000	Red Back Mining, Inc. * R	8,847,400
2,868,555	Red Back Mining, Inc. *	72,512,155
5,684,000	San Gold Corp. *	24,294,021
2,083,375	Silver Wheaton Corp. (USD) *	41,849,961
18,611	Silver Wheaton Corp. Warrants (CAD 20.00, expiring 9/5/13) *	146,841
2,670,000	Silvercorp Metals, Inc.	17,556,714
7,231,000	Torex Gold Resources, Inc. *	7,607,646
565,000	Ventana Gold Corp. *	4,219,388
315,000	Volta Resources, Inc. *	378,752
1,188,981	Yamana Gold, Inc.	12,196,395
180,597	Yamana Gold, Inc. (USD)	1,860,149

		722,349,383

Mexico: 0.9%
724,000	Fresnillo PLC (GBP) #	10,510,931

South Africa: 3.0%
429,000	AngloGold Ashanti Ltd. (ADR)	18,524,220
893,000	Gold Fields Ltd. (ADR)	11,939,410
650,000	Mvelaphanda Resources Ltd. *	3,820,391
306,000	Northern Platinum Ltd. #	1,802,549

		36,086,570

United Kingdom: 10.2%
2,552,000	African Barrick Gold Ltd. *	24,193,133
1,061,000	Randgold Resources Ltd. (ADR)	100,529,750

		124,722,883

United States: 5.5%
2,470,250	Capital Gold Corp. * (a)	9,881,000
558,000	Newmont Mining Corp.	34,450,920
297,100	Royal Gold, Inc.	14,260,800
1,500,000	Tahoe Resources, Inc. (CAD) *	9,158,800

		67,751,520

Total Common Stocks (Cost: $498,134,957)		1,078,355,894

EXCHANGE TRADED FUNDS: 4.5%
93,000	Gold Bullion Securities Ltd. *	11,295,780
359,000	SPDR Gold Trust *	43,683,120

Total Exchange Traded Funds (Cost: $46,444,715)		54,978,900

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

MONEY MARKET FUND: 7.6% (Cost: $92,314,101)
92,314,101	AIM Treasury Portfolio - Institutional Class	$92,314,101

Total Investments: 100.6% (Cost: $636,893,772)		1,225,648,895
Liabilities in excess of other assets: (0.6)%		(7,600,921)

NET ASSETS: 100.0%		$1,218,047,974

ADR — American Depositary Receipt
CAD — Canadian Dollar
GBP — British Pound
USD — United States Dollar

*	Non-income producing

(a)	Affiliated issuer—as defined under the Investment Company Act of 1940.

#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $128,129,522 which represents 10.5% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $65,100,645, or 5.3% of net assets.

Restricted securities held by the Fund as of June 30, 2010 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Argonaut Gold, Ltd.	11/13/2009	1,440,000	$4,090,715	$3,584,613	0.2%
Argonaut Gold, Ltd. Warrants	11/13/2009	720,000	—	295,900	0.0
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	3,775,793	0.3
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	2,211,188	0.2
Eastmain Resources, Inc. Warrants	06/13/2008	919,500	—	—	0.0
Franco-Nevada Corp.	11/30/2007	570,000	8,687,456	17,348,175	1.4
Gold Wheaton Corp. Warrants	06/19/2008	159,030	—	29,130	0.0
Great Basin Gold Ltd.	05/28/2002	300,000	293,351	510,075	0.1
Kinross Gold Corp.	10/22/2007	222,350	983,691	3,801,390	0.3
Mansfield Minerals, Inc.	05/04/2010	2,040,000	2,422,563	2,893,617	0.2
Mansfield Minerals, Inc. Warrants	05/04/2010	1,020,000	605,641	651,543	0.1
New Gold, Inc.	03/09/2007	1,026,170	2,350,456	6,351,992	0.5
New Gold, Inc. Warrants	09/09/2007	1,130,850	—	37,180	0.0
Northgate Minerals Corp.	10/16/2002	666,666	781,921	2,016,500	0.2
Osisko Mining Corp.	09/14/2009	1,093,333	2,959,754	11,790,393	1.0
Pediment Gold Corp.	11/21/2007	855,000	2,648,021	955,756	0.1
Red Back Mining, Inc.	11/21/2008	350,000	958,416	8,847,400	0.7

			$32,150,773	$65,100,645	5.3%

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2010 is set forth below:

Affiliates	Value 12/31/09	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Market Value 6/30/10

Capital Gold Corp.	$8,803,971	$—	$—	$—	$—	$9,881,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value

Diversified Minerals	0.4%	$4,167,835
Gold Mining	77.2	946,464,288
Metal-Diversified	0.0	378,751
Platinum	0.5	5,622,940
Precious Metals	1.3	16,147,349
Silver Mining	8.6	105,574,731
Exchange Traded Funds	4.5	54,978,900
Money Market Fund	7.5	92,314,101

	100.0%	$1,225,648,895

The summary of inputs used to value investments as of June 30, 2010 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks:
Australia	$2,329,059	$114,605,548	$—	$116,934,607
Canada	721,138,889	1,210,494	—	722,349,383
Mexico	—	10,510,931	—	10,510,931
South Africa	34,284,021	1,802,549	—	36,086,570
United Kingdom	124,722,883	—	—	124,722,883
United States	67,751,520	—	—	67,751,520
Exchange Traded Funds	54,978,900	—	—	54,978,900
Money Market Fund	92,314,101	—	—	92,314,101

Total	$1,097,519,373	$128,129,522	$—	$1,225,648,895

Other Financial Instruments*	$—	$(134,472)	$—	$(134,472)

*	Other financial instruments include forward foreign currency contracts.

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
June 30, 2010 (unaudited)

Number of Shares		Value

COMMON STOCKS: 20.7%

Basic Materials: 0.6%
7,737	AK Steel Holding Corp.	$92,225
3,800	Buckeye Technologies, Inc. *	37,810
1,400	Ferro Corp. *	10,318
1,200	Methanex Corp.	23,628
149	Monsanto Co.	6,887
3,600	Northgate Minerals Corp. *	10,800

		181,668

Communications: 1.8%
18,531	Alcatel-Lucent (ADR) *	47,069
1,147	AT&T, Inc.	27,746
1,900	Comcast Corp.	33,003
479	Corning, Inc.	7,736
1,700	Courier Corp.	20,757
4,930	Finisar Corp. *	73,457
2,700	Fisher Communications, Inc. *	45,468
4,300	LIN TV Corp. *	23,263
841	McAfee, Inc. *	25,835
1,700	ShoreTel, Inc. *	7,888
794	Symantec Corp. *	11,021
9,695	Tellabs, Inc.	61,951
7,000	Tencent Holdings Ltd. (HKD) #	115,971
251	VeriSign, Inc. *	6,664
1,006	Verizon Communications, Inc.	28,188

		536,017

Consumer, Cyclical: 3.0%
6,800	American Eagle Outfitters, Inc.	79,900
403	Citi Trends, Inc. *	13,275
7,849	CVS Caremark Corp.	230,133
1,480	Douglas Dynamics, Inc. *	17,020
2,798	Ethan Allen Interiors, Inc.	39,144
5,147	First Cash Financial Services, Inc. *	112,204
5,708	Ford Motor Co. Warrants (USD 9.20, expiring 1/1/13) *	17,809
20,380	Furniture Brands International, Inc. *	106,384
47	Lear Corp. *	3,111
140,150	SJM Holdings Ltd. (HKD) #	117,377
5,371	Southwest Airlines Co.	59,672
4,305	Starbucks Corp.	104,611
700	The Timberland Co. (Class A) *	11,305

		911,945

Consumer, Non-cyclical: 3.9%
306	Amgen, Inc. *	16,094
257	Apollo Group, Inc. *	10,915
1,360	Baxter International, Inc.	55,270
55	Beckman Coulter, Inc.	3,316
1,815	Boston Scientific Corp. *	10,527
495	Bristol-Myers Squibb Co.	12,345
6,000	Cambrex Corp. *	18,900
181	Cephalon, Inc. *	10,272
700	Corinthian Colleges, Inc. *	6,895
982	Covidien PLC	39,457
196	Dean Foods Co. *	1,974
94	Equifax, Inc.	2,638
762	Exact Sciences Corp. *	3,353
1,100	Genoptix, Inc. *	18,920
1,288	Gilead Sciences, Inc. *	44,153
10,500	Great Lakes Dredge & Dock Corp.	63,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Consumer, Non-cyclical: (continued)
5,666	Hologic, Inc. *	$78,927
582	Kinetic Concepts, Inc. *	21,249
1,305	Lender Processing Services, Inc.	40,859
16	Mastercard, Inc.	3,192
173	McKesson Corp.	11,619
1,067	Merck & Co., Inc.	37,313
1,000	Merit Medical Systems, Inc. *	16,070
888	Myriad Genetics, Inc. *	13,276
1,257	Omnicare, Inc.	29,791
2,821	Pfizer, Inc.	40,227
1,700	Pharmaceutical Product Development, Inc.	43,197
1,900	PharMerica Corp. *	27,854
371	Philip Morris International, Inc.	17,007
12,421	Quanta Services, Inc. *	256,494
211	Quest Diagnostics, Inc.	10,501
1,800	Sara Lee Corp.	25,380
300	Seneca Foods Corp. *	9,678
299	The Geo Group, Inc. *	6,204
2,499	The Western Union Co.	37,260
19,420	Tsingtao Brewery Co. Ltd. (HKD) #	90,720
1,360	UnitedHealth Group, Inc.	38,624
440	WellPoint, Inc. *	21,529

		1,195,000

Diversified: 0.7%
83,400	Noble Group Ltd. (SGD) #	100,804
8,400	Swire Pacific Ltd. (HKD) #	95,351

		196,155

Energy: 2.5%
721	Anadarko Petroleum Corp.	26,021
1,800	Berry Petroleum Co.	46,296
1,200	Cabot Oil & Gas Corp.	37,584
2,104	Chesapeake Energy Corp.	44,079
4,100	Compton Petroleum Corp. *	2,296
800	Comstock Resources, Inc. *	22,176
652	ConocoPhillips	32,007
432	Exxon Mobil Corp.	24,654
2,500	International Coal Group, Inc. *	9,625
7,984	National Oilwell Varco, Inc.	264,031
1,100	PetroBakken Energy Ltd.	22,078
700	Petrominerales Ltd.	16,485
8,654	Superior Energy Services, Inc. *	161,570
1,700	Tesco Corp. *	20,876
550	Transocean, Inc. *	25,481

		755,259

Financial: 1.2%
400	Dime Community Bancshares	4,932
1,300	First Chester County Corp.	11,232
1,000	First Niagara Financial Group, Inc.	12,530
1,100	Flushing Financial Corp.	13,453
2,700	Hanover Insurance Group, Inc.	117,450
2,200	Henderson Land Development Co. Ltd. Warrants (HKD 58.00, expiring 6/1/11) *	373
6,600	Ocwen Financial Corp. *	67,254
2,400	Old National Bancorp	24,864
300	Simmons First National Corp. (Class A)	7,878
370	SLM Corp. *	3,844
10,000	Tisco Financial Group PCL Receipt (THB) #	8,797
115,317	Tisco Financial Group PCL (THB)	98,798

		371,405

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Industrial: 3.8%
1,437	Atlas Air Worldwide Holdings, Inc. *	$68,258
1,200	Clean Harbors, Inc. *	79,692
3,400	Danaher Corp.	126,208
5,100	EnergySolutions, Inc.	25,959
3,913	FEI Co. *	77,125
2,600	Furmanite Corp. *	10,322
7,586	Globaltrans Investment PLC (GDR) # Reg S	105,963
2,083	JB Hunt Transport Services, Inc.	68,052
1,707	Landstar System, Inc.	66,556
2,500	Marten Transport Ltd. *	51,950
16,416	Microvision, Inc. *	48,591
1,900	Orion Marine Group, Inc. *	26,980
6,503	Pacer International, Inc. *	45,456
116,000	Pacific Basin Shipping Ltd. (HKD) #	71,785
3,000	PowerSecure International, Inc. *	27,270
2,915	Roper Industries, Inc.	163,123
857	Thermo Fisher Scientific, Inc. *	42,036
3,800	TTM Technologies, Inc. *	36,100

		1,141,426

Technology: 3.2%
6,900	Actel Corp. *	88,458
1,077	Activision Blizzard, Inc.	11,298
24,330	Atmel Corp. *	116,784
6,800	Ciber, Inc. *	18,836
432	DST Systems, Inc.	15,612
5,400	Fairchild Semiconductor International, Inc. *	45,414
967	Fiserv, Inc. *	44,153
1,900	Formfactor, Inc. *	20,520
4,200	IXYS Corp. *	37,128
5,017	Mentor Graphics Corp. *	44,400
25,032	O2Micro International Ltd. (ADR) *	148,690
7,745	Quest Software, Inc. *	139,720
199	Research In Motion Ltd. *	9,803
14,000	Seachange International, Inc. *	115,220
3,600	Seagate Technology *	46,944
2,400	Standard Microsystems Corp. *	55,872
385	Synopsys, Inc. *	8,035
1,344	Xerox Corp.	10,806

		977,693

Total Common Stocks (Cost: $6,564,637)(a)		6,266,568

Principal Amount

CORPORATE BONDS: 7.9%
$ 36,000	Actuant Corp. 2.00%, 11/15/23	38,070
102,000	AmeriCredit Corp. 0.75%, 09/15/11	95,370
34,000	Barnes Group, Inc. 3.75%, 08/01/25	33,788
2,000	Blockbuster, Inc. 11.75%, 10/01/14 R	1,330
124,000	Broadview Networks Holdings, Inc. 11.38%, 09/01/12	120,900
135,000	Circus & Eldorado Joint Venture 10.13%, 03/01/12	125,550
87,000	Essex Portfolio LP 3.63%, 11/01/25	91,132
183,000	Global Crossing UK Finance PLC 10.75%, 12/15/14	187,575
200,000	GMAC, Inc. 1.67%, 03/15/11	193,250
110,000	Harvest Operations Corp. 7.50%, 05/31/15 (CAD) #	105,138
108,000	Host Hotels & Resorts LP 3.25%, 04/15/24 R	110,700
105,000	LDK Solar Co. Ltd. 4.75%, 04/15/13	83,475
103,000	LeCroy Corp. 4.00%, 10/15/26	97,979

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

CORPORATE BONDS: (continued)
$ 130,000	MGM Mirage 8.38%, 02/01/11	$131,950
100,000	MGM Resorts International 8.50%, 09/15/10	100,250
26,000	Newmont Mining Corp. 3.00%, 02/15/12	36,985
84,000	Palm Harbor Homes, Inc. 3.25%, 05/15/24	61,740
85,000	Primus Telecommunications Group, Inc. 14.25%, 05/20/13	84,150
33,000	RAIT Financial Trust 6.88%, 04/15/27 R	24,296
257,000	SAVVIS, Inc. 3.00%, 05/15/12	242,865
29,000	Textron, Inc. 4.50%, 05/01/13	42,123
24,000	Transocean, Inc. 1.50%, 12/15/37	19,980
27,000	Trico Shipping A.S. 11.88%, 11/01/14 R	26,055
130,000	Verso Paper Holdings LLC 11.50%, 07/01/14 R	140,725
157,000	WESCO International, Inc. 2.63%, 10/15/25	158,570
29,000	Wyndham Worldwide Corp. 3.50%, 05/01/12	47,306

Total Corporate Bonds (Cost: $2,437,090)(a)		2,401,252

GOVERNMENT BONDS: 0.4% (Cost: $131,906)(a)
133,000	Satelites Mexicanos, S.A. de C.V. 9.28%, 11/30/11	123,025

Number of Shares

EXCHANGE TRADED FUNDS: 4.0%
5,130	Claymore/AlphaShares China Small Cap Index ETF	122,658
6,791	iShares MSCI Emerging Markets Index Fund	253,440
4,360	Market Vectors - Gold Miners ETF (b)	226,546
1,208	Oil Services Holders Trust	114,325
11,800	ProShares UltraShort Euro *	295,118
653	SPDR Gold Trust *	79,457
3,554	United States 12 Month Oil Fund LP *	130,077

Total Exchange Traded Funds (Cost: $1,177,583)(a)		1,221,621

OPEN END FUNDS: 37.9%
14,520	AC Statistical Value Market Neutral 12 Vol Fund * #	1,817,353
13,078	AC Statistical Value Market Neutral 7 Vol Fund * #	1,481,255
180,912	Forward Long/Short Credit Analysis Fund	1,483,477
96,976	Loomis Sayles Bond Fund	1,306,270
220,641	TFS Market Neutral Fund *	3,333,886
160,293	The Arbitrage Fund	2,050,150

Total Open End Funds (Cost: $11,413,014)(a)		11,472,391

OPTIONS PURCHASED: 0.4%
1,100	Airgas, Inc. ($60, expiring 7/17/10) *	385
400	AZZ, Inc. ($35, expiring 7/17/10) *	240
600	AZZ, Inc. ($30, expiring 7/17/10) *	120
3,400	CBOE Index ($25, expiring 7/21/10) *	30,941
3,400	CBOE Index ($35, expiring 7/21/10) *	10,880
600	Cooper Industries PLC ($40, expiring 8/21/10) *	540
500	Fastenal Co. ($50, expiring 7/17/10) *	850
1,600	First Solar, Inc. ($120, expiring 9/18/10) *	22,400
400	Gartner, Inc. ($25, expiring 7/17/10) *	600
400	iShares Barclays 20+ Year Treasury Bond Fund ($96, expiring 7/17/10) *	52
400	iShares Barclays 20+ Year Treasury Bond Fund ($99, expiring 7/17/10) *	200
800	iShares Barclays 20+ Year Treasury Bond Fund ($100, expiring 7/17/10) *	608
300	iShares Cohen & Steers Realty Majors Index Fund ($58, expiring 7/17/10) *	982
300	iShares Dow Jones Transportation Average Index Fund ($73, expiring 7/17/10) *	633
500	iShares Russell 2000 Index Fund ($62, expiring 7/17/10) *	1,260
26,400	LDK Solar Co. Ltd. ($4, expiring 1/22/11) *	24,288

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

OPTIONS PURCHASED: (continued)
800	Macy’s, Inc. ($19, expiring 7/17/10) *	$1,016
400	Nucor Corp. ($40, expiring 7/17/10) *	792
900	Powershares QQQ ($43, expiring 7/17/10) *	1,197
2,600	Seagate Technology ($15, expiring 7/17/10) *	130
1,200	SPDR Barclays Capital High Yield Bond ETF ($38, expiring 7/17/10) *	960
400	SPDR Gold Trust ($120, expiring 7/17/10) *	556
400	SPDR S&P 500 ETF Trust ($104, expiring 7/17/10) *	1,324
400	SPDR S&P 500 ETF Trust ($105, expiring 7/17/10) *	1,524
400	SPDR S&P 500 ETF Trust ($103, expiring 7/17/10) *	1,136
900	SPDR S&P Retail ETF ($37, expiring 9/18/10) *	2,844
1,400	Verizon Communications, Inc. ($29, expiring 7/17/10) *	210

Total Options Purchased (Cost: $81,686)		106,668

MONEY MARKET FUND: 27.4% (Cost: $8,311,896)
8,311,896	AIM Treasury Portfolio - Institutional Class	8,311,896

Total Investments: 98.7% (Cost: $30,117,812)		29,903,421
Other assets less liabilities: 1.3%		391,946

NET ASSETS: 100.0%		$30,295,367

SECURITIES SOLD SHORT: (17.6)%

COMMON STOCKS: (12.3)%

Basic Materials: (0.1)%
(1,100)	Valspar Corp.	(33,132)
(87)	Vulcan Materials Co.	(3,813)

		(36,945)

Communications: (0.3)%
(8,030)	Tekelec *	(106,317)

Consumer, Cyclical: (4.2)%
(800)	ArvinMeritor, Inc. *	(10,480)
(800)	Beacon Roofing Supply, Inc. *	(14,416)
(380)	Bob Evans Farms, Inc.	(9,356)
(299)	California Pizza Kitchen, Inc. *	(4,530)
(204)	CarMax, Inc. *	(4,060)
(4,578)	Cintas Corp.	(109,735)
(600)	Citi Trends, Inc. *	(19,764)
(700)	Darden Restaurants, Inc.	(27,195)
(31)	DineEquity, Inc. *	(865)
(202)	Ethan Allen Interiors, Inc.	(2,826)
(2,518)	Fastenal Co.	(126,378)
(393)	Foot Locker, Inc.	(4,960)
(4,093)	Ford Motor Co. *	(41,257)
(400)	Harley-Davidson, Inc.	(8,892)
(479)	Haverty Furniture Cos, Inc.	(5,887)
(275)	Isle of Capri Casinos, Inc. *	(2,546)
(149)	JOS A Bank Clothiers, Inc. *	(8,044)
(400)	Life Time Fitness, Inc. *	(12,716)
(503)	Marriott International, Inc.	(15,060)
(4,819)	O’Reilly Automotive, Inc. *	(229,192)
(700)	Oxford Industries, Inc.	(14,651)
(4,060)	PACCAR, Inc.	(161,872)
(157)	Panera Bread Co. *	(11,821)
(354)	Penske Automotive Group, Inc. *	(4,021)
(300)	Polo Ralph Lauren Corp.	(21,888)
(1,600)	Royal Caribbean Cruises Ltd. *	(36,432)

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Consumer, Cyclical: (continued)
(600)	Tenneco, Inc. *	$(12,636)
(1,400)	Texas Roadhouse, Inc. *	(17,668)
(1,200)	The Cheesecake Factory, Inc. *	(26,712)
(420)	The Gap, Inc.	(8,173)
(500)	Thor Industries, Inc.	(11,875)
(400)	Toro Co.	(19,648)
(900)	TRW Automotive Holdings Corp. *	(24,813)
(1,649)	Walgreen Co.	(44,028)
(1,471)	WESCO International, Inc. *	(49,529)
(500)	Williams-Sonoma, Inc.	(12,410)
(1,500)	Winnebago Industries *	(14,910)
(400)	WW Grainger, Inc.	(39,780)
(2,400)	Wyndham Worldwide Corp.	(48,336)
(700)	Yum! Brands, Inc.	(27,328)

		(1,266,690)

Consumer, Non-cyclical: (1.2)%
(700)	Constellation Brands, Inc. *	(10,934)
(251)	Hertz Global Holdings, Inc. *	(2,374)
(8)	Intuitive Surgical, Inc. *	(2,525)
(3,439)	Moody’s Corp.	(68,505)
(235)	Neogen Corp. *	(6,122)
(1,994)	Paychex, Inc.	(51,784)
(377)	Peet’s Coffee & Tea, Inc. *	(14,805)
(267)	Robert Half International, Inc.	(6,288)
(1,619)	UnitedHealth Group, Inc.	(45,980)
(6,445)	VCA Antech, Inc. *	(159,578)
(519)	Zoll Medical Corp. *	(14,065)

		(382,960)

Financial: (1.9)%
(16,750)	Allied Irish Banks PLC (ADR) *	(36,515)
(1,452)	AmeriCredit Corp. *	(26,456)
(11,815)	Banco Bilbao Vizcaya Argentaria S.A. (ADR)	(121,576)
(8,640)	Banco Santander S.A. (ADR)	(90,720)
(2,340)	Host Hotels & Resorts, Inc.	(31,543)
(500)	Legg Mason, Inc.	(14,015)
(800)	Regency Centers Corp.	(27,520)
(3,271)	SunTrust Banks, Inc.	(76,214)
(10,930)	The Governor & Co. of the Bank of Ireland (ADR)	(35,960)
(4,086)	The St. Joe Co. *	(94,632)
(600)	Tower Bancorp, Inc.	(13,134)

		(568,285)

Industrial: (3.4)%
(1,900)	Actuant Corp.	(35,777)
(300)	Acuity Brands, Inc.	(10,914)
(1,566)	AZZ, Inc.	(57,582)
(900)	Baldor Electric Co.	(32,472)
(169)	Barnes Group, Inc.	(2,770)
(1,843)	Caterpillar, Inc.	(110,709)
(700)	Cooper Industries PLC	(30,800)
(2,578)	Cymer, Inc. *	(77,443)
(1,600)	EnerSys, Inc. *	(34,192)
(400)	General Cable Corp. *	(10,660)
(1,100)	Ingersoll-Rand PLC	(37,939)
(400)	Kennametal, Inc.	(10,172)
(1,000)	Lennox International, Inc.	(41,570)
(900)	Masco Corp.	(9,684)
(500)	Middleby Corp. *	(26,595)
(400)	Nordson Corp.	(22,432)

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Industrial: (continued)
(500)	Owens Corning *	$(14,955)
(627)	Precision Castparts Corp.	(64,531)
(1,400)	Quanex Building Products Corp.	(24,206)
(400)	Regal-Beloit Corp.	(22,312)
(400)	Sun Hydraulics Corp.	(9,384)
(600)	Tennant Co.	(20,292)
(2,400)	Textron, Inc.	(40,728)
(2,197)	The Boeing Co.	(137,861)
(900)	Thomas & Betts Corp. *	(31,230)
(600)	Timken Co.	(15,594)
(700)	Valmont Industries, Inc.	(50,862)
(600)	Wabtec Corp.	(23,934)
(700)	Watts Water Technologies, Inc.	(20,062)

		(1,027,662)

Technology: (1.2)%
(3,822)	ASML Holding NV	(104,990)
(69)	Autodesk, Inc. *	(1,681)
(5,440)	Cavium Networks, Inc. *	(142,474)
(39)	Cerner Corp. *	(2,960)
(500)	MTS Systems Corp.	(14,500)
(3,302)	Synaptics, Inc. *	(90,805)

		(357,410)

Total Common Stocks Sold Short (Proceeds: ($4,091,796))		(3,746,269)

Principal Amount

CORPORATE BONDS: (0.8)%
$ (78,000)	Verso Paper Holdings LLC 4.09%, 8/1/14	(67,275)
(26,000)	Verso Paper Holdings LLC 11.38%, 8/1/16	(22,295)
(129,000)	Vulcan Materials Co. 7.00%, 6/15/18	(144,028)

Total Corporate Bonds Sold Short (Proceeds: ($230,801))		(233,598)

Number of Shares

EXCHANGE TRADED FUNDS: (4.5)%
(3,144)	Health Care Select Sector SPDR Fund	(88,566)
(165)	iShares Dow Jones US Real Estate Index Fund	(7,790)
(574)	iShares MSCI Emerging Markets Index Fund	(21,422)
(4,189)	iShares Russell 2000 Index Fund	(255,864)
(786)	Semiconductor HOLDRs Trust	(20,373)
(1,022)	SPDR S&P Homebuilders ETF	(14,615)
(1,477)	SPDR S&P Retail ETF	(52,581)
(8,723)	SPDR Trust, Series 1	(900,388)

Total Exchange Traded Funds Sold Short (Proceeds: ($1,445,327))		(1,361,599)

Total Securities Sold Short (Proceeds: ($5,767,924))		$(5,341,466)

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

COVERED OPTIONS WRITTEN: (0.2)%
(6,800)	CBOE Index ($30, expiring 7/21/10) *	$(36,720)
(200)	Clean Harbors, Inc. ($70, expiring 7/17/10) *	(170)
(1,300)	Essex Property Trust, Inc. ($115, expiring 10/16/10) *	(2,405)
(1,600)	First Solar, Inc. ($100, expiring 9/18/10) *	(10,160)
(200)	Harley-Davidson, Inc. ($25, expiring 7/17/10) *	(610)
(5,400)	Host Hotels & Resorts, Inc. ($15, expiring 1/22/11) *	(6,480)
(2,000)	Host Hotels & Resorts, Inc. ($8, expiring 1/22/11) *	(3,600)
(400)	Life Time Fitness, Inc. ($40, expiring 7/17/10) *	(3,300)
(500)	Priceline.com, Inc. ($200, expiring 7/17/10) *	(450)
(500)	Royal Caribbean Cruises Ltd. ($23, expiring 7/17/10) *	(650)
(900)	SPDR S&P Retail ETF ($33, expiring 9/18/10) *	(1,368)
(500)	Thor Industries, Inc. ($25, expiring 7/17/10) *	(775)
(1,400)	WESCO International, Inc. ($35, expiring 7/17/10) *	(2,800)
(500)	Williams-Sonoma, Inc. ($30, expiring 7/17/10) *	(2,600)

Total Covered Options Written (Premiums received: ($57,604))		$(72,088)

Futures contracts held by the Fund are as follows:

Number of Contracts		Aggregate Value of Contracts	Unrealized Appreciation

12	10 Year Treasury Note, September 2010	$1,470,563	$20,250

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
SGD	— Singapore Dollar
THB	— Thai Baht
USD	— United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $4,005,375 which represents 13.2% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $303,106, or 1.0% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of securities segregated, including cash and deposit with broker, is $10,338,487.
(b)	Affiliated issuer - as defined under the Investment Company Act of 1940 (Van Eck Associates Corp. is the distributor and investment manager of the Market Vectors ETF Trust).

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Principal Amount	Acquisition Cost	Value	% of Net Assets

Blockbuster, Inc. 11.75%, 10/01/14	02/17/2010	$2,000	$1,565	$1,330	0.0%
Host Hotels & Resort 3.25%, 4/15/24	04/30/2010	108,000	116,579	110,700	0.4
Rait Financial Trust 6.88%, 4/15/27	06/03/2010	33,000	22,786	24,296	0.1
Trico Shipping A.S. 11.88%, 11/01/14	03/17/2010	27,000	26,035	26,055	0.0
Verso Paper Holdings LLC 11.50%, 7/01/14	03/24/2010	130,000	141,068	140,725	0.5

			$308,033	$303,106	1.0%

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2010 is set forth below:

Affiliates	Value 12/31/09	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Value 6/30/10

Market Vectors Agribusiness ETF	$57,584	$—	$58,060	$6,641	$—	$—
Market Vectors Gold Miners ETF	—	198,943	—	—	—	226,546
Market Vectors Nuclear Energy ETF	23,566	—	21,903	(2,534)	—	—

Total	$81,150	$198,943	$79,963	$4,107	$—	$226,546

The summary of inputs used to value investments as of June 30, 2010 is as follows:
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Long Positions
Common Stocks:
Basic Materials	$181,668	$—	$—	$181,668
Communications	420,046	115,971	—	536,017
Consumer, Cyclical	794,568	117,377	—	911,945
Consumer, Non-cyclical	1,104,281	90,719	—	1,195,000
Diversified	—	196,155	—	196,155
Energy	755,259	—	—	755,259
Financial	362,608	8,797	—	371,405
Industrial	963,678	177,748	—	1,141,426
Technology	977,693	—	—	977,693
Corporate Bonds	2,401,252	—	—	2,401,252
Government Bonds	123,025	—	—	123,025
Exchange Traded Funds	1,221,621	—	—	1,221,621
Open End Funds	8,173,783	3,298,608	—	11,472,391
Options Purchased	106,668	—	—	106,668
Money Market Fund	8,311,896	—	—	8,311,896

Total	$25,898,046	$4,005,375	$—	$29,903,421

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Short Positions*	$5,341,466	$—	$—	$5,341,466

Other Financial Instruments, net**	$20,250	$(72,088)	$—	$(51,838)

*	See Schedule of Investments for security type and industry sector breakouts
**	Other financial instruments include futures contracts and written options.

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2010 (unaudited)

	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund	Multi-Manager Alternatives Fund

Assets:
Investments, at value
Unaffiliated issuers (1)	$100,346,231	$2,605,436,397	$1,215,767,895	$29,676,875
Affiliated issuers (2)	1,525,678	—	9,881,000	226,546
Cash	2,575	—	—	17,711
Cash – initial margin for futures	—	—	—	63,000
Foreign currency (3)	589,450	—	—	—
Receivables:
Due from Broker	—	—	—	5,718,687
Investments sold	1,658,699	13,102,667	—	53,697
Shares of beneficial interest sold	273,863	15,816,264	10,293,258	647,966
Dividends and interest	198,660	2,917,161	157,401	40,316
Variation margin	—	—	—	188
Prepaid expenses	30,657	1,024,728	486,194	—

Total assets	104,625,813	2,638,297,217	1,236,585,748	36,444,986

Liabilities:
Securities sold short (4)	—	—	—	5,341,466
Written options, at value (5)	—	—	—	72,088
Payables:
Dividends on securities sold short	—	—	—	6,307
Investments purchased	613,853	4,637,951	15,165,461	590,662
Shares of beneficial interest redeemed	458,525	4,949,427	1,472,831	33,186
Due to Adviser	83,543	1,979,355	842,332	31,846
Due to Distributor	50,316	732,105	521,988	—
Deferred Trustee fees	21,607	238,395	150,631	627
Accrued expenses	151,467	382,323	250,059	73,437
Unrealized depreciation on forward foreign currency contracts	—	—	134,472	—

Total liabilities	1,379,311	12,919,556	18,537,774	6,149,619

NET ASSETS	$103,246,502	$2,625,377,661	$1,218,047,974	$30,295,367

Class A Shares:
Net Assets	$80,357,010	$1,340,505,637	$966,647,525	$27,579,265

Shares of beneficial interest outstanding	7,738,468	37,200,562	45,092,094	3,059,092

Net asset value and redemption price per share	$10.38	$36.03	$21.44	$9.02

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$11.01	$38.23	$22.75	$9.57

Class C Shares:
Net Assets	$18,125,406	$370,809,957	$182,195,721	$—

Shares of beneficial interest outstanding	1,829,579	11,211,606	8,962,960	—

Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$9.91	$33.07	$20.33	$—

Class I Shares:
Net Assets	$3,009,489	$912,302,325	$66,425,072	$2,657,422

Shares of beneficial interest outstanding	283,930	24,860,269	2,619,619	293,904

Net asset value, offering and redemption price per share	$10.60	$36.70	$25.36	$9.04

Class Y Shares:
Net Assets	$1,754,597	$1,759,742	$2,779,656	$58,680

Shares of beneficial interest outstanding	169,009	48,814	129,642	6,500

Net asset value, offering and redemption price per share	$10.38	$36.05	$21.44	$9.03

Net Assets consist of:
Aggregate paid in capital	$140,509,114	$2,754,646,670	$641,307,991	$30,075,745
Net unrealized appreciation	8,062,113	13,484,953	588,994,224	215,655
Accumulated net investment loss	(506,786)	(16,378,150)	(59,421,891)	(148,249)
Accumulated net realized gain (loss)	(44,817,939)	(126,375,812)	47,167,650	152,216

	$103,246,502	$2,625,377,661	$1,218,047,974	$30,295,367

(1) Cost of Investments – Unaffiliated issuers	$91,954,335	$2,591,951,444	$633,446,409	$29,918,869

(2) Cost of Investments – Affiliated issuers	$1,768,815	$—	$3,447,363	$198,943

(3) Cost of foreign currency	$588,626	$—	$—	$—

(4) Proceeds for securities sold short	$—	$—	$—	$5,767,924

(5) Premiums received for written options	$—	$—	$—	$57,604

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF OPERATIONS
Six Months Ended June 30, 2010 (unaudited)

	Emerging Markets Fund	Global Hard Assets Fund	International Investors Gold Fund	Multi-Manager Alternatives Fund

Income:
Dividends	$1,005,192	$10,181,066	$1,638,640	$94,760
Interest	529	27,465	9,813	45,665
Foreign taxes withheld	(75,203)	(590,578)	(217,798)	(114)

Total income	930,518	9,617,953	1,430,655	140,311

Expenses:
Management fees	405,834	13,013,975	3,346,960	140,659
Dividends on securities sold short	—	—	—	30,159
Distribution fees – Class A	107,187	1,734,975	1,051,263	23,308
Distribution fees – Class C	84,998	1,848,894	730,475	—
Transfer agent fees – Class A	77,060	841,034	405,298	25,242
Transfer agent fees – Class C	29,297	323,131	79,187	—
Transfer agent fees – Class I	6,790	25,712	6,327	3,815
Transfer agent fees – Class Y	464	536	476	4
Administration fees	135,278	—	1,202,415	—
Custodian fees	105,983	117,340	70,136	14,081
Professional fees	19,387	236,521	104,106	20,154
Registration fees – Class A	10,091	124,594	31,767	13,590
Registration fees – Class C	9,879	15,120	11,679	—
Registration fees – Class I	8,723	16,136	20,236	1,412
Registration fees – Class Y	374	314	314	20
Reports to shareholders	11,020	247,467	46,617	10,395
Insurance	9,810	114,277	13,092	—
Trustees’ fees and expenses	9,154	168,289	85,945	710
Interest expense	58	—	—	4,038
Other	7,117	19,022	10,780	1,238

Total expenses	1,038,504	18,847,337	7,217,073	288,825
Waiver of management fees	(26,426)	(447,714)	(18,634)	(3,116)

Net expenses	1,012,078	18,399,623	7,198,439	285,709

Net investment loss	(81,560)	(8,781,670)	(5,767,784)	(145,398)

Net Realized Gain (Loss) on:
Investments sold – unaffiliated issuers (a)	9,202,134	5,608,587	54,819,476	116,102
Investments sold – affiliated issuers	—	—	—	4,107
Forward foreign currency contracts and foreign currency transactions	(85,503)	(634,771)	241,796	(3,169)
Written options	—	—	—	(1,704)
Securities sold short	—	—	—	95,761
Futures contracts	—	—	—	(15,315)

Net realized gain	9,116,631	4,973,816	55,061,272	195,782

Change in Net Unrealized Appreciation (Depreciation) on:
Investments, futures contracts and written options (b)	(12,921,605)	(369,339,212)	78,221,528	(541,873)
Forward foreign currency contracts and foreign denominated assets and liabilities	186	(44,888)	240,300	(16)
Securities sold short	—	—	—	505,456

Change in net unrealized appreciation (depreciation)	(12,921,419)	(369,384,100)	78,461,828	(36,433)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,886,348)	$(373,191,954)	$127,755,316	$13,951

(a)	Net of foreign taxes of $67,594 for the Emerging Markets Fund
(b)	Net of foreign taxes of $166,487 for the Emerging Markets Fund

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Emerging Markets Fund		Global Hard Assets Fund

	Six Months Ended June 30, 2010	Year Ended December 31, 2009	Six Months Ended June 30, 2010	Year Ended December 31, 2009

	(unaudited)		(unaudited)
Operations:
Net investment loss	$(81,560)	$(246,569)	$(8,781,670)	$(8,573,391)
Net realized gain (loss)	9,116,631	(21,948,824)	4,973,816	(33,393,442)
Net increase from payments from Adviser (See Note 13)	—	595,703	—	463,316
Change in net unrealized appreciation (depreciation)	(12,921,419)	73,269,492	(369,384,100)	498,719,262

Net increase (decrease) in net assets resulting from operations	(3,886,348)	51,669,802	(373,191,954)	457,215,745

Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares +	—	—	—	—

Total dividends and distributions	—	—	—	—

Share transactions:
Proceeds from sales of shares
Class A Shares	19,172,621	45,851,171	594,963,993	778,953,811
Class C Shares	2,880,472	400,000	99,671,946	169,597,575
Class I Shares	—	7,944,030	407,336,568	546,328,306
Class Y Shares +	1,731,891	—	1,831,026	—

	23,784,984	54,195,201	1,103,803,533	1,494,879,692

Reinvestment of dividends and distributions
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Class Y Shares +	—	—	—	—

	—	—	—	—

Cost of shares redeemed
Class A Shares	(26,738,930)	(26,995,615)	(298,855,629)	(241,510,741)
Class C Shares	(3,550,681)	(1,506,541)	(32,916,893)	(38,793,587)
Class I Shares	—	(5,002,874)	(12,211,079)	(8,520,965)
Class Y Shares +	(5,352)	—	(19,762)	—

	(30,294,963)	(33,505,030)	(344,003,363)	(288,825,293)

Increase (decrease) in net assets resulting from capital share transactions	(6,509,979)	20,690,171	759,800,170	1,206,054,399

Total increase (decrease) in net assets	(10,396,327)	72,359,973	386,608,216	1,663,270,144

Net Assets:
Beginning of period	113,642,829	41,282,856	2,238,769,445	575,499,301

End of period #	$103,246,502	$113,642,829	$2,625,377,661	$2,238,769,445

# Including accumulated net investment loss	$(506,786)	$(425,226)	$(16,378,150)	$(7,596,480)

+	Inception date of Class Y is May 1, 2010

See Notes to Financial Statements

VAN ECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	International Investors Gold Fund		Multi-Manager Alternatives Fund

	Six Months Ended June 30, 2010	Year Ended December 31, 2009	Six Months Ended June 30, 2010	For the Period June 5, 2009* through December 31, 2009

	(unaudited)		(unaudited)
Operations:
Net investment loss	$(5,767,784)	$(8,442,189)	$(145,398)	$(72,083)
Net realized gain (loss)	55,061,272	29,687,345	195,782	(35,761)
Net increase from payments from Adviser (See Note 13)	—	5,000,000	—	—
Change in net unrealized appreciation (depreciation)	78,461,828	320,356,958	(36,433)	252,088

Net increase in net assets resulting from operations	127,755,316	346,602,114	13,951	144,244

Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	—	(27,627,772)	—	—
Class C Shares	—	(4,107,807)	—	—
Class I Shares	—	(193,630)	—	—
Class Y Shares +	—	—	—	—

Total dividends and distributions	—	(31,929,209)	—	—

Share transactions:
Proceeds from sales of shares
Class A Shares	163,531,165	247,585,764	16,492,808	15,547,369
Class C Shares	43,860,722	58,295,438	—	—
Class I Shares	57,020,795	8,008,802	112,000	2,500,050
Class Y Shares +	2,654,283	—	58,900	—

	267,066,965	313,890,004	16,663,708	18,047,419

Reinvestment of dividends and distributions
Class A Shares	—	22,865,823	—	—
Class C Shares	—	2,702,605	—	—
Class I Shares	—	193,629	—	—
Class Y Shares +	—	—	—	—

	—	25,762,057	—	—

Cost of shares redeemed
Class A Shares	(101,839,703)	(184,346,401)	(3,825,512)	(748,443)
Class C Shares	(11,931,189)	(21,626,574)	—	—
Class I Shares	(29,087)	(2,318,624)	—	—
Class Y Shares +	(4,059)	—	—	—

	(113,804,038)	(208,291,599)	(3,825,512)	(748,443)

Increase (decrease) in net assets resulting from capital share transactions	153,262,927	131,360,462	12,838,196	17,298,976

Total increase (decrease) in net assets	281,018,243	446,033,367	12,852,147	17,443,220

Net Assets:
Beginning of period	937,029,731	490,996,364	17,443,220	—

End of period #	$1,218,047,974	$937,029,731	$30,295,367	$17,443,220

# Including accumulated net investment loss	$(59,421,891)	$(53,654,107)	$(148,249)	$(2,851)

*	Commencement of Operations
+	Inception date of Class Y is May 1, 2010

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2010 (unaudited)

Cash flows from operating activities
Net increase in net assets resulting from operations	$13,951

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long term securities	(22,477,365)
Proceeds from sale of long term securities	11,282,586
Purchase of short term investments	(1,485,230)
Proceeds of short sales of long term securities	9,045,710
Purchases of short sale covers of long term securities	(5,045,290)
Net premiums received from options written	57,604
Net realized loss from futures transactions	(15,315)
Decrease in receivable from investments sold	120,380
Increase in receivable due from Broker	(4,130,848)
Increase in dividends and interest receivable	(37,349)
Decrease in variation margin receivable	2,156
Increase in dividends payable on securities sold short	2,123
Increase in accrued expenses	1,365
Increase in payable for investments purchased	523,447
Increase in deferred Trustee fees	327
Increase in due to Adviser	18,422
Net realized gain from investments and securities sold short	(195,782)
Change in unrealized appreciation (depreciation) of investments	36,433

Net cash used in operating activities	(12,282,675)

Cash flows from financing activities
Proceeds from sales of shares	16,093,500
Cost of shares reacquired	(3,792,326)

Net cash provided by financing activities	12,301,174

Net increase in cash	18,499
Cash (due to custodian), beginning of period	(788)

Cash, end of period	$17,711

Supplemental disclosure of cash flow information:
Short sale dividends paid during the period	$28,036

Interest expense paid during the period	$1,116

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	Six Months Ended June 30, 2010		Year Ended December 31,

			2009		2008	2007	2006	2005

	(unaudited)
Net Asset Value, Beginning of Period	$10.71		$4.86		$16.49	$13.27	$10.98	$9.78

Income from Investment Operations:
Net Investment Income (Loss)	(0.01)		(0.02)		— (d)	(0.02)	0.01	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.32)		5.81		(11.23)	4.75	4.27	2.85
Payment from Adviser	—		0.06	(b)	—	—	—	—

Total from Investment Operations	(0.33)		5.85		(11.23)	4.73	4.28	2.90

Less Distributions from:
Net Investment Income	—		—		(0.01)	—	—	(0.05)
Net Realized Gains	—		—		(0.39)	(1.51)	(1.99)	(1.65)

Total Distributions	—		—		(0.40)	(1.51)	(1.99)	(1.70)

Net Asset Value, End of Period	$10.38		$10.71		$4.86	$16.49	$13.27	$10.98

Total Return (a)	(3.08	)%(f)	120.37	%(b)	(68.12)%	35.66%	38.98%	29.77%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$80,357		$91,059		$31,768	$156,203	$51,086	$36,381
Ratio of Gross Expenses to Average Net Assets	1.75	%(e)	1.81%		1.80%	1.70%	1.96%	2.26%
Ratio of Net Expenses to Average Net Assets (c)	1.75	%(e)	1.81%		1.80%	1.70%	1.95%	2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03	)%(e)	(0.26)%		0.03%	(0.22)%	0.06%	0.46%
Portfolio Turnover Rate	46	%(f)	63%		48%	66%	73%	101%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.91% of the Class A total return, representing $0.06 per share, consisted of a payment from the Adviser in connection with the past market timing activities and a reimbursement for an investment loss. (See Note 13).

(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.10% for Class A Shares for the year ending December 31, 2005.
(d)	Amount represents less than $0.005 per share.
(e)	Annualized
(f)	Not annualized

See Notes to Financial Statements

	Class C

	Six Months Ended June 30, 2010		Year Ended December 31,

			2009		2008	2007	2006	2005

	(unaudited)
Net Asset Value, Beginning of Period	$10.26		$4.68		$16.06	$13.05	$10.90	$9.69

Income from Investment Operations:
Net Investment Income (Loss)	(0.04)		(0.06)		(0.09)	(0.07)	(0.07)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.31)		5.58		(10.89)	4.59	4.21	2.83
Payment from Adviser	—		0.06	(b)	—	—	—	—

Total from Investment Operations	(0.35)		5.58		(10.98)	4.52	4.14	2.88

Less Distributions from:
Net Investment Income	—		—		(0.01)	—	—	(0.02)
Net Realized Gains	—		—		(0.39)	(1.51)	(1.99)	(1.65)

Total Distributions	—		—		(0.40)	(1.51)	(1.99)	(1.67)

Net Asset Value, End of Period	$9.91		$10.26		$4.68	$16.06	$13.05	$10.90

Total Return (a)	(3.41	)%(e)	119.23	%(b)	(68.40)%	34.65%	37.98%	29.77%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$18,125		$19,487		$7,807	$33,802	$12,220	$6,266
Ratio of Gross Expenses to Average Net Assets	2.60	%(d)	2.97%		2.49%	2.38%	2.74%	3.62%
Ratio of Net Expenses to Average Net Assets (c)	2.50	%(d)	2.49%		2.49%	2.38%	2.72%	2.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.77	)%(d)	(0.92)%		(0.61)%	(0.86)%	(0.70)%	0.19%
Portfolio Turnover Rate	46	%(e)	63%		48%	66%	73%	101%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.94% of the Class C total return, representing $0.06 per share, consisted of a payment from the Adviser in connection with the past market timing activities and a reimbursement for an investment loss. (See Note 13).

(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.15% for Class C Shares for the year ending December 31, 2005.
(d)	Annualized
(e)	Not annualized

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period: (continued)

	Class I						Class Y

						For the Period December 31, 2007* through December 31, 2007	For the Period May 1, 2010* through June 30, 2010
	Six Months Ended June 30, 2010		Year Ended December 31,

			2009		2008

	(unaudited)						(unaudited)
Net Asset Value, Beginning of Period	$10.91		$4.92		$16.49	$16.49	$11.30

Income from Investment Operations:
Net Investment Income (Loss)	0.03		0.06		0.06	—	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(0.34)		5.86		(11.23)	—	(0.91)
Payment from Adviser	—		0.07	(b)	—	—	—

Total from Investment Operations	(0.31)		5.99		(11.17)	—	(0.92)

Less Distributions from:
Net Investment Income	—		—		(0.01)	—	—
Net Realized Gains	—		—		(0.39)	—	—

Total Distributions	—		—		(0.40)	—	—

Net Asset Value, End of Period	$10.60		$10.91		$4.92	$16.49	$10.38

Total Return (a)	(2.84	)%(e)	121.75	%(b)	(67.82)%	0.00%	(8.14	)%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$3,009		$3,097		$1,708	$10	$1,755
Ratio of Gross Expenses to Average Net Assets	2.32	%(d)	2.54%		1.96%	0.00%	2.63	%(d)
Ratio of Net Expenses to Average Net Assets (c)	1.25	%(d)	1.24%		1.16%	0.00%	1.70	%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.48	%(d)	0.56%		1.29%	0.00%	(1.14	)%(d)
Portfolio Turnover Rate	46	%(e)	63%		48%	0%	46	%(e)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 1.11% of the Class I total return, representing $0.07 per share, consisted of a payment from the Adviser in connection with the past market timing activities and a reimbursement for an investment loss. (See Note 13).

(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.15% for Class I Shares for the year ending December 31, 2008.
(d)	Annualized
(e)	Not annualized
*	Inception date of Class I and Class Y Shares.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	Six Months Ended June 30, 2010
			Year Ended December 31,

			2009		2008	2007	2006	2005

	(unaudited)
Net Asset Value, Beginning of Period	$40.92		$26.84		$48.52	$38.07	$33.24	$22.35

Income from Investment Operations:
Net Investment Loss	(0.14	)(f)	(0.15)		(0.07)	(0.13)	(0.02)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	(4.75)		14.22		(21.61)	16.36	7.62	11.00
Payment from Adviser	—		0.01	(b)	—	—	—	—

Total from Investment Operations	(4.89)		14.08		(21.68)	16.23	7.60	10.89

Less Distributions from:
Net Realized Gains	—		—		—	(5.78)	(2.77)	—

Total Distributions	—		—		—	(5.78)	(2.77)	—

Net Asset Value, End of Period	$36.03		$40.92		$26.84	$48.52	$38.07	$33.24

Total Return (a)	(11.95	)%(e)	52.46	%(b)	(44.68)%	42.62%	22.86%	48.72%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$1,340,506		$1,240,769		$410,617	$697,604	$378,879	$233,685
Ratio of Gross Expenses to Average Net Assets	1.45	%(d)	1.49%		1.46%	1.43%	1.61%	1.88%
Ratio of Net Expenses to Average Net Assets (c)	1.43	%(d)	1.46%		1.46%	1.43%	1.50%	1.56%
Ratio of Net Investment Loss to Average Net Assets	(0.70	)%(d)	(0.62)%		(0.17)%	(0.36)%	(0.05)%	(0.42)%
Portfolio Turnover Rate	48	%(e)	86%		73%	89%	71%	51%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.03% of the Class A total return, representing $0.01 per share, consisted of a payment from the Adviser in connection with the past market timing activities. (See Note 13).

(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.45% for Class A Shares for the year ending December 31, 2008.
(d)	Annualized
(e)	Not Annualized
(f)	Calculated based upon weighted average shares outstanding

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period: (continued)

	Class C

	Six Months Ended June 30, 2010
			Year Ended December 31,

			2009		2008	2007	2006	2005

	(unaudited)
Net Asset Value, Beginning of Period	$37.70		$24.92		$45.41	$36.16	$31.90	$21.57

Income from Investment Operations:
Net Investment Loss	(0.27	)(f)	(0.34)		(0.46)	(0.37)	(0.22)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	(4.36)		13.11		(20.03)	15.40	7.25	10.45
Payment from Adviser			0.01	(b)	—	—	—	—

Total from Investment Operations	(4.63)		12.78		(20.49)	15.03	7.03	10.33

Less Distributions from:
Net Realized Gains	—		—		—	(5.78)	(2.77)	—

Total Distributions	—		—		—	(5.78)	(2.77)	—

Net Asset Value, End of Period	$33.07		$37.70		$24.92	$45.41	$36.16	$31.90

Total Return (a)	(12.28	)%(e)	51.28	%(b)	(45.12)%	41.55%	22.04%	47.94%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$370,810		$358,114		$139,234	$283,246	$146,671	$76,621
Ratio of Gross Expenses to Average Net Assets	2.17	%(d)	2.30%		2.20%	2.19%	2.24%	2.08%
Ratio of Net Expenses to Average Net Assets (c)	2.17	%(d)	2.26%		2.20%	2.19%	2.23%	2.07%
Ratio of Net Investment Loss to Average Net Assets	(1.45	)%(d)	(1.42)%		(0.92)%	(1.11)%	(0.78)%	(0.89)%
Portfolio Turnover Rate	48	%(e)	86%		73%	89%	71%	51%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.03% of the Class C total return, representing $0.01 per share, consisted of a payment from the Adviser in connection with the past market timing activities. (See Note 13).

(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.19% for Class C shares for the year ending December 31, 2008.
(d)	Annualized
(e)	Not Annualized
(f)	Calculated based upon weighted average shares outstanding

See Notes to Financial Statements

	Class I								Class Y

	Six Months Ended June 30, 2010		Year Ended December 31,				For the Period May 2, 2006* through December 31, 2006		For the Period May 1, 2010* through June 30, 2010

			2009		2008	2007

	(unaudited)								(unaudited)
Net Asset Value, Beginning of Period	$41.59		$27.14		$48.91	$38.19	$40.74		$43.69

Income from Investment Operations:
Net Investment Income (Loss)	(0.05	)(e)	(0.04)		0.15	0.02	0.06		(0.02	)(e)
Net Realized and Unrealized Gain (Loss) on Investments	(4.84)		14.48		(21.92)	16.48	0.16		(7.62)
Payment from Adviser			0.01	(b)	—	—	—

Total from Investment Operations	(4.89)		14.45		(21.77)	16.50	0.22		(7.64)

Less Distributions from:
Net Realized Gains	—		—		—	(5.78)	(2.77)		—

Total Distributions	—		—		—	(5.78)	(2.77)		—

Net Asset Value, End of Period	$36.70		$41.59		$27.14	$48.91	$38.19		$36.05

Total Return (a)	(11.76	)%(d)	53.24	%(b)	(44.51)%	43.19%	0.54	%(d)	(17.49	)%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$912,302		$639,887		$25,648	$31,652	$3,262		$1,760
Ratio of Gross Expenses to Average Net Assets	1.07	%(c)	1.10%		1.17%	1.17%	1.25	%(c)	1.91	%(c)
Ratio of Net Expenses to Average Net Assets	1.00	%(c)	1.00%		1.00%	1.02%	0.95	%(c)	1.13	%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25	)%(c)	(0.32)%		0.31%	0.04%	0.58	%(c)	0.01	%(c)
Portfolio Turnover Rate	48	%(d)	86%		73%	89%	71	%(d)	48	%(d)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.03% of the Class I total return, representing $0.01 per share, consisted of a payment from the Adviser in connection with the past market timing activities. (See Note 13).

(c)	Annualized
(d)	Not Annualized
(e)	Calculated based upon weighted average shares outstanding
*	Inception date of Class I and Class Y Shares

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	Six Months Ended June 30, 2010
			Year Ended December 31,

			2009		2008	2007	2006	2005

	(unaudited)
Net Asset Value, Beginning of Period	$18.92		$11.98		$17.82	$16.00	$12.36	$9.77

Income from Investment Operations:
Net Investment Income (Loss)	(0.10	)(e)	(0.07)		(0.13)	0.16	(0.08)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	2.62		7.58		(5.12)	4.23	5.67	3.63
Payment from Adviser	—		0.11	(b)	—	—	—	—

Total from Investment Operations	2.52		7.62		(5.25)	4.39	5.59	3.48

Less Distributions from:
Net Investment Income	—		(0.68)		(0.09)	(1.54)	(0.42)	(0.02)
Net Realized Gains	—		—		(0.50)	(1.03)	(1.53)	(0.87)

Total Distributions	—		(0.68)		(0.59)	(2.57)	(1.95)	(0.89)

Net Asset Value, End of Period	$21.44		$18.92		$11.98	$17.82	$16.00	$12.36

Total Return (a)	13.32	%(d)	63.75	%(b)	(29.03)%	27.41%	45.23%	35.62%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$966,648		$799,296		$436,565	$616,260	$457,587	$294,999
Ratio of Gross Expenses to Average Net Assets	1.31	%(c)	1.43%		1.45%	1.46%	1.57%	1.71%
Ratio of Net Expenses to Average Net Assets	1.31	%(c)	1.43%		1.45%	1.46%	1.56%	1.71%
Ratio of Net Investment Loss to Average Net Assets	(1.03	)%(c)	(1.10)%		(0.76)%	(0.87)%	(1.09)%	(1.26)%
Portfolio Turnover Rate	18	%(d)	19%		30%	35%	18%	29%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.58% of the Class A total return, representing $0.11 per share, consisted of a payment from the Adviser in connection with the past market timing activities. (See Note 13). Additionally, 1.49% of the Class A total return resulted from settlement payments received from third parties by the Fund.

(c)	Annualized
(d)	Not Annualized
(e)	Calculated based upon weighted average shares outstanding

See Notes to Financial Statements

	Class C

	Six Months Ended June 30, 2010
			Year Ended December 31,

			2009		2008	2007	2006	2005

	(unaudited)

Net Asset Value, Beginning of Period	$18.01		$11.45		$17.21	$15.61	$12.17	$9.67

Income from Investment Operations:
Net Investment Income (Loss)	(0.17	)(e)	(0.04)		(0.30)	0.26	(0.05)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	2.49		7.08		(4.87)	3.89	5.44	3.53
Payment from Adviser	—		0.10	(b)	—	—	—	—

Total from Investment Operations	2.32		7.14		(5.17)	4.15	5.39	3.39

Less Distributions from:
Net Investment Income	—		(0.58)		(0.09)	(1.52)	(0.42)	(0.02)
Net Realized Gains	—		—		(0.50)	(1.03)	(1.53)	(0.87)

Total Distributions	—		(0.58)		(0.59)	(2.55)	(1.95)	(0.89)

Net Asset Value, End of Period	$20.33		$18.01		$11.45	$17.21	$15.61	$12.17

Total Return (a)	12.88	%(d)	62.52	%(b)	(29.54)%	26.56%	44.29%	35.06%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$182,196		$131,609		$54,419	$63,207	$33,902	$10,381
Ratio of Gross Expenses to Average Net Assets	2.06	%(c)	2.31%		2.20%	2.12%	2.22%	2.53%
Ratio of Net Expenses to Average Net Assets	2.06	%(c)	2.27%		2.20%	2.12%	2.22%	2.16%
Ratio of Net Investment Loss to Average Net Assets	(1.78	)%(c)	(1.94)%		(1.49)%	(1.55)%	(1.74)%	(1.71)%
Portfolio Turnover Rate	18	%(d)	19%		30%	35%	18%	29%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.58% of the Class C total return, representing $0.10 per share, consisted of a payment from the Adviser in connection with the past market timing activities. (See Note 13). Additionally, 1.49% of the Class C total return resulted from settlement payments received from third parties by the Fund.

(c)	Annualized
(d)	Not Annualized
(e)	Calculated based upon weighted average shares outstanding

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period: (continued)

	Class I									Class Y

	Six Months Ended June 30, 2010		Year Ended December 31,					For the Period October 2, 2006* through December 31, 2006		For the Period May 1, 2010* through June 30, 2010

			2009		2008		2007

	(unaudited)									(unaudited)
Net Asset Value, Beginning of Period	$22.34		$14.05		$17.95		$16.09	$15.47		$21.56

Income from Investment Operations:
Net Investment Income (Loss)	(0.09	)(f)	0.46		(0.04)		0.81	0.10		(0.04	)(f)
Net Realized and Unrealized Gain (Loss) on Investments	3.11		8.42		(3.27)		3.69	2.47		(0.08)
Payment from Adviser	—		0.14	(b)	—		—	—		—

Total from Investment Operations	3.02		9.02		(3.31)		4.50	2.57		(0.12)

Less Distributions from:
Net Investment Income	—		(0.73)		(0.09)		(1.61)	(0.42)		—
Net Realized Gains	—		—		(0.50)		(1.03)	(1.53)		—

Total Distributions	—		(0.73)		(0.59)		(2.64)	(1.95)		—

Net Asset Value, End of Period	$25.36		$22.34		$14.05		$17.95	$16.09		$21.44

Total Return (a)	13.52	%(e)	64.34	%(b)	(18.02	)%(c)	27.94%	16.61	%(e)	(0.56	)%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$66,425		$6,125		$12		$8,570	$12		$2,780
Ratio of Gross Expenses to Average Net Assets	1.14	%(d)	3.11%		1.17%		1.23%	5.90	%(d)	1.41	%(d)
Ratio of Net Expenses to Average Net Assets	1.00	%(d)	1.00%		1.00%		1.03%	1.25	%(d)	1.20	%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.75	)%(d)	(0.66)		(0.25)%		(0.46)%	1.35	%(d)	(0.97	)%(d)
Portfolio Turnover Rate	18	%(e)	19%		30%		35%	18	%(e)	18	%(e)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

For the year ended December 31, 2009, 0.58% of the Class I total return, representing $0.14 per share, consisted of a payment from the Adviser in connection with the past market timing activities. (See Note 13). Additionally, 1.49% of the Class I total return resulted from settlement payments received from third parties by the Fund.

(c)

Total return for the year ended December 31, 2008 was materially affected by significant redemptions during the year, relative to the amount of net assets represented by the class. In the absence of such redemptions, the total return would have been lower.

(d)	Annualized
(e)	Not Annualized
(f)	Calculated based upon weighted average shares outstanding
*	Inception date of Class I and Class Y Shares

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A				Class I				Class Y

	Six Months Ended June 30, 2010		For the Period June 5, 2009* through December 31, 2009		Six Months Ended June 30, 2010		For the Period June 5, 2009* through December 31, 2009		For the Period May 1, 2010+ through June 30, 2010

	(unaudited)				(unaudited)				(unaudited)
Net Asset Value, Beginning of Period	$9.00		$8.88		$9.01		$8.88		$9.12

Income from Investment Operations:
Net Investment Loss	(0.04)		(0.04)		(0.05)		(0.05)		—
Net Realized and Unrealized Gain (Loss) on Investments	0.06		0.16		0.08		0.18		(0.09)

Total from Investment Operations	0.02		0.12		0.03		0.13		(0.09)

Less Dividends from:
Net Investment Income	—		—		—		—		—

Total Dividends	—		—		—		—		—

Net Asset Value, End of Period	$9.02		$9.00		$9.04		$9.01		$9.03

Total Return (a)	0.22	%(d)	1.35	%(d)	0.33	%(d)	1.46	%(d)	(0.99	)%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000’s)	$27,579		$14,907		$2,657		$2,536		$59
Ratio of Gross Expenses to Average Net Assets (e)	2.75	%(c)	3.03	%(c)	2.48	%(c)	2.94	%(c)	2.64	%(c)
Ratio of Net Expenses to Average Net Assets (b) (e)	2.73	%(c)	2.56	%(c)	2.38	%(c)	2.30	%(c)	2.34	%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets (e)	(1.40	)%(c)	(1.13	)%(c)	(1.13	)%(c)	0.89	%(c)	(3.36	)%(c)
Portfolio Turnover Rate	109	%(d)	75	%(d)	109	%(d)	75	%(d)	109	%(d)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)

Excluding dividends on securities sold short and interest expense, the ratio of net expenses to average net assets would be 2.40% for Class A Shares, 2.01% for Class I Shares and 2.00% for Class Y Shares for the period ending June 30, 2010 and 2.40% for Class A shares and 2.15% for Class I shares for the period June 5, 2009 through December 31, 2009.

(c)	Annualized
(d)	Not annualized
(e)	The ratios presented do not reflect the Fund’s proportionate shares of income and expense from the Fund’s investments in Underlying Funds.
*	Commencement of operations.
+	Inception date of Class Y Shares

See Notes to Financial Statements

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
June 30, 2010 (unaudited)

Note 1—Fund Organization—Van Eck Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of four portfolios: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Class Y shares commenced operations May 1, 2010.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation—Securities, securities sold short and options traded on national or foreign exchanges are valued at the last sales price as reported at the close of each business day. Securities and securities sold short traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities, securities sold short, and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are fair valued using methods approved by the Board of Trustees. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Open-end mutual fund investments (including money market funds) are valued at net asset value. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Securities Sold Short—The Global Hard Assets Fund and the Multi-Manager Alternatives Fund may make short sales of equity securities. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. The Global Hard Assets Fund did not have any short sales during the period ended June 30, 2010. Securities sold short on the Multi-Manager Alternatives Fund at June 30, 2010, are reflected in the Schedule of Investments.

F.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

G.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Funds’ Schedules of Investments.

H.

Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivatives and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

At June 30, 2010, the Funds had the following derivatives (not designated as hedging instruments under):

	Asset derivatives		Liabilities derivatives

	Interest rate risk	Equity risk	Foreign Exchange Risk

International Investors Gold Fund
Forward foreign currency contracts[1]	$—	$—	$134,472
Multi-Manager Alternatives Fund
Futures contracts[2]	188	—	—
Written options[3]	—	—	72,088

[1]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency contracts

[2]	Statement of Assets and Liabilities location: Receivable for variation margin. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

[3]	Statement of Assets and Liabilities location: Written options, at value

The impact of transactions in derivative instruments, during the period ended June 30, 2010, were as follows:

	Foreign exchange risk	Interest rate risk	Equity risk

Emerging Markets Fund
Realized gain(loss):
Forward foreign currency contracts[4]	$(90,257)	$—	$—
Global Hard Assets Fund
Realized gain(loss):
Forward foreign currency contracts[4]	(159,253)	—	—
Change in appreciation (depreciation):
Forward foreign currency contracts[8]	(55,233)	—	—
International Investors Gold Fund
Realized gain(loss):
Forward foreign currency contracts[4]	(303,355)	—	—
Change in appreciation (depreciation):
Forward foreign currency contracts[8]	(135,420)	—	—
Multi-Manager Alternatives Fund
Realized gain(loss):
Forward foreign currency contracts[4]	(4,951)	—	—
Written options[5]	—	—	(1,704)
Futures contracts[6]	—	(15,315)	—
Change in appreciation (depreciation):
Written options[7]	—	—	(12,731)
Futures contracts[7]	—	5,791	—

[4]	Statement of Operations location: Net realized loss on forward foreign currency contracts and foreign currency transactions

[5]	Statement of Operations location: Net realized gain on written options

[6]	Statement of Operations location: Net realized loss on futures contracts

[7]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on investments, futures contracts, and written options

[8]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign denominated assets and liabilities

The volume of futures contracts outstanding that is presented in the Schedules of Investments is consistent with the derivative activity occurring during the period ended June 30, 2010.

Option Contracts—The Funds are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Funds may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. The Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Multi-Manager Alternatives Fund had the following put and call options written during the period ended June 30, 2010:

	Number of Contracts	Premiums

Options outstanding at December 31, 2009	52	$6,966
Options opened	663	159,662
Options written	(369)	(92,776)
Options exercised	(98)	(13,774)
Options expired	(26)	(2,474)

Options outstanding at June 30, 2010	222	$57,604

Futures—The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may engage in futures contracts, which may include: security and interest-rate futures, stock and bond index futures contracts, financial futures, commodity futures and foreign currency futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. There is minimal counterparty credit risk to the Funds with futures transactions since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized gains and losses from futures contracts are reported separately. The Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund did not have any futures contracts during the period June 30, 2010.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

International Investors Gold Fund had the following open forward foreign currency contracts as of June 30, 2010:

Contracts to deliver		In exchange for		Maturity dates	Unrealized appreciation (depreciation)

USD	529,453	AUD	606,406	07/01/10	$(19,011)
USD	922,228	AUD	1,084,081	07/02/10	(9,702)
USD	7,943,046	CAD	8,343,184	07/02/10	(105,759)

Net unrealized depreciation on forward foreign currency contracts					$(134,472)

Currency type abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
USD — United States Dollar

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for Emerging Markets Fund. The Adviser receives a management fee from Global Hard Assets Fund based on an annual rate of 1.00% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% on the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser receives from the Multi-Manager Alternatives Fund a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in Underlying Funds (Exchange Traded Funds, Open and Closed End Mutual Funds); and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund.

The Adviser has agreed, through April 30, 2011, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses that exceed a specified percentage of average net assets (expense caps). The current expense caps and the amounts waived by the Adviser for the period ended June 30, 2010, are as follows:

Fund	Expense Cap	Waiver of Management fees

Emerging Markets Fund
Class A	1.95%	$—
Class C	2.50	9,157
Class I	1.25	16,344
Class Y	1.70	925
Global Hard Assets Fund
Class A	1.38%*	$150,102
Class C	2.20	—
Class I	1.00	296,863
Class Y	1.13	749
International Investors Gold Fund
Class A	1.45%	$—
Class C	2.20	—
Class I	1.00	18,410
Class Y	1.20	224
Multi-Manager Alternatives Fund
Class A	2.40%	$1,756
Class I	1.95*	1,351
Class Y	2.00	9

*	For the Class A shares of Global Hard Assets Fund and Class I Shares of Multi-Manager Alternatives Fund, the expense caps prior to May 1, 2011 were 1.45% and 2.15%, respectively.

As of June 30, 2010, the Multi-Manager Alternatives Fund had five sub-advisers, Tetra Capital Management, LLC, Dix Hills Partners, LLC, Aristos Capital Management, LLC, Centaur Performance Group, LLC and Primary Funds, LLC. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the period ended June 30, 2010, the Adviser received $135,278 from Emerging Markets Fund and $1,202,415 from International Investors Gold Fund pursuant to this contract.

For the period ended June 30, 2010, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $4,568,468 in sales loads relating to the sale of shares of the Funds, of which $3,950,812 was reallowed to broker/dealers and the remaining $617,656 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the period ended June 30, 2010 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Emerging Markets Fund	$48,096,810	$58,293,437
Global Hard Assets Fund	1,858,852,404	1,177,127,332
International Investors Gold Fund	257,240,330	170,963,004
Multi-Manager Alternatives Fund	27,513,173	20.436.056

Note 5—Income Taxes—As of June 30, 2010, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Fund	$94,843,101	$19,974,996	$(12,946,188)	$7,028,808
Global Hard Assets Fund	2,608,855,793	266,624,755	(270,044,151)	(3,419,396)
International Investors Gold Fund	705,858,192	596,485,505	(76,694,802)	519,790,703
Multi-Manager Alternatives Fund	30,129,107	393,022	(618,708)	(225,686)

No dividends or distributions were paid to shareholders during the period ended June 30, 2010. The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2009 were as follows:

International Investors Gold Fund

Ordinary Income*	$31,929,209

*	Includes short term capital gains

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2006-2009), or expected to be taken in the Funds’ current tax year. Therefore, no provision for income tax is required in the Funds’ financial statements.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Multi-Manager Alternatives Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. At June 30, 2010, The Adviser owned approximately 100% of Class I and 99% of Class Y shares of the Emerging Markets Fund, 98% and 99% of Class Y shares of the Global Hard Assets Fund and International Investors Gold Fund respectively, and 9% of Class A, 96% of Class I and 100% of Class Y shares of the Multi-Manager Alternatives Fund.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plans”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.25% of average daily net assets (prior to May 1, 2006, the Emerging Markets Fund and the Global Hard Assets Fund limit was 0.50%) for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitations may be carried forward to future years and paid by the Funds within the Annual Limitations.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through June 30, 2010 in the event the Plans are terminated.

The accumulated amounts of excess distribution expenses incurred over the Annual Limitations as of At June 30, 2010, were as follows:

Emerging Markets Fund—Class A	$2,439,499
Emerging Markets Fund—Class C	410,222
Global Hard Assets Fund—Class A	11,454,332
Global Hard Assets Fund—Class C	4,151,865
International Investors Gold Fund—Class A	11,923,072
International Investors Gold Fund—Class C	1,111,394
Multi-Manager Alternatives Fund—Class A	80,632

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Emerging Markets Fund		Global Hard Assets Fund

	Six Months Ended June 30, 2010	Year Ended December 31, 2009	Six Months Ended June 30, 2010	Year Ended December 31, 2009

Class A
Shares sold	1,790,927	5,291,587	14,307,181	22,125,427
Shares redeemed	(2,553,369)	(3,332,063)	(7,425,024)	(7,106,534)

Net increase (decrease)	(762,442)	1,959,524	6,882,157	15,018,893

Class C
Shares sold	281,264	964,048	2,595,880	5,177,503
Shares redeemed	(351,624)	(732,394)	(883,261)	(1,265,255)

Net increase (decrease)	(70,360)	231,654	1,712,619	3,912,248

Class I
Shares sold	—	87,336	9,768,444	14,674,108
Shares redeemed	—	(150,956)	(294,523)	(232,683)

Net increase (decrease)	—	(63,620)	9,473,921	14,441,425

Class Y+
Shares sold	169,511	—	49,319	14,674,108
Shares redeemed	(502)	—	(505)	(232,683)

Net increase	169,009	—	48,814	14,441,425

	International Investors Gold Fund		Multi-Manager Alternatives Fund

				For the Period
	Six Months Ended	Year Ended	Six Months Ended	June 5, 2009 through
	June 30, 2010	December 31, 2009	June 30, 2010	December 31, 2009

Class A
Shares sold	8,051,838	16,120,613	1,825,013	1,740,235
Shares reinvested	—	1,240,685	—	—
Shares redeemed	(5,208,802)	(11,560,401)	(422,909)	(83,247)

Net increase	2,843,036	5,800,897	1,402,104	1,656,988

Class C
Shares sold	2,284,362	3,840,493	—	—
Shares reinvested	—	154,082	—	—
Shares redeemed	(630,342)	(1,436,351)	—	—

Net increase	1,654,020	2,558,224	—	—

Class I
Shares sold	2,346,580	364,013	12,367	281,537
Shares reinvested	—	8,898	—	—
Shares redeemed	(1,107)	(99,640)	—	—

Net increase	2,345,473	273,271	12,367	281,537

Class Y+
Shares sold	129,828	—	6,500	—
Shares reinvested	—	—	—	—
Shares redeemed	(186)	—	—	—

Net increase	129,642	—	6,500	—

+	Inception date of Class Y is May 1, 2010.

VAN ECK FUNDS

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 9—Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds, as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees fees and expenses” in the Statements of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 11—Bank Line of Credit—The Trust participates with Van Eck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $10 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds at the request of the shareholders and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2010, Emerging Markets Fund borrowed under this Facility. The average daily loan balance for the Emerging Markets Fund during the 4 day period for which a loan was outstanding amounted to $359,449 and the weighted average interest rate was 1.46%. At June 30, 2010, the Funds had no outstanding borrowings under the Facility.

Note 12—Securities Lending—To generate additional income, the Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. At June 30, 2010, there was no outstanding securities lending activity.

Note 13—Payments from Adviser—In 2009, Emerging Markets Fund incurred a loss of $311,484 from an incorrect processing of a corporate action. The Adviser reimbursed the Fund for the total amount of the loss which is reflected in the Statements of Changes in Net Assets as Net increase from payments from Adviser. The impact to the Fund’s total return is reflected in the Financial Highlights. In addition, the Adviser reimbursed the Emerging Markets Fund, Global Hard Assets Fund and the International Investors Gold Fund $284,219, $463,316, and $5,000,000, respectively, in connection with past market timing activities of certain investors. These payments are reflected in the Statements of Changes in Net Assets as Net increase from payments from Adviser. The impact to the Funds’ total return and per share data, if any, is reflected in the Financial Highlights.

Note 14—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and there were no material events requiring recording or disclosure.

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(unaudited)

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

Multi-Manager Alternatives Fund

Approval of Advisory and Sub-Advisory Agreements

In considering the renewal of the Fund’s existing investment advisory and sub-advisory agreements, the Board reviewed and considered information that had been provided by the Adviser and the Fund’s existing sub-advisers, which consist of the following: Aristos Capital Management, LLC (“Aristos”), Centaur Performance Group, LLC (“Centaur”), Dix Hills Partners (“Dix Hills”), Explorer Asset Management, LLC (“Explorer”), Lazard Asset Management LLC (“LAM”), Martingale Asset Management, L.P. (“Martingale”), PanAgora Asset Management LLC (“PanAgora”), Primary Funds LLC (“Primary”) and Tetra Capital Management LLC (“Tetra,” and, collectively with Aristos, Centaur, Dix Hills. Explorer, LAM, Martingale, PanAgora and Primary, the “Existing Sub-Advisers”). Such information had been provided throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser and the Existing Sub-Advisers for the meetings of the Board held on June 10, 2010 and June 29 and 30, 2010 to specifically consider the renewal of the Fund’s investment advisory agreements. This information included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

■	The Adviser’s consolidated financial statements for the past three fiscal years;

■	A description of the advisory and sub-advisory agreements with the Fund, their terms and the services provided thereunder;

■	Information regarding each Existing Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures;

■

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■

An independently prepared report comparing the management fees and non-investment management expenses of the Fund during its fiscal year ended December 31, 2009 with those of (i) two universes of funds with similar investment strategies, one comprised of front-end load retail funds and the other comprised of institutional funds (each an “Expense Universe”), and (ii) a sub-group of each Expense Universe consisting of funds of comparable size and with comparable fee and expense structures (each an “Expense Group”);

■

An independently prepared report comparing the Fund’s annualized investment performance for the one-year period ended December 31, 2009 with those of (i) the universe of funds, both retail and institutional, with similar investment strategies (the “Performance Universe”) and (ii) a sub-group of the Performance Universe consisting of funds of comparable size and with comparable fee and expense structures (the “Performance Group”);

■

Additional comparative information prepared by the Adviser concerning the performance and fees and expenses of the Fund and of relevant peer funds with a management structure and investment strategies and techniques comparable to those of the Fund;

■	Information regarding the performance results of the Fund’s sub-advisers in managing their respective portions of the Fund’s assets;

■	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

■	Information with respect to the brokerage practices of the Adviser and each Existing Sub-Adviser, including the benefits received from research acquired with soft dollars, if any; and

■	Other information provided by the Adviser and each Existing Sub-Adviser in response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

■

In considering whether to approve the investment advisory and sub-advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management services provided by the Existing Sub-Advisers; (2) the capabilities and background of the Existing Sub-Advisers’ investment personnel, and the

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(continued)

overall capabilities, experience, resources and strengths of each Existing Sub-Adviser and its affiliates in managing investment companies and other accounts utilizing similar investment strategies; (3) the quality, nature, cost and character of the administrative and other services provided by the Adviser and its affiliates, including its services in overseeing the services provided by each Existing Sub-Adviser; (4) the quality, nature and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (5) the terms of the advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (6) the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services; (7) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Fund or by reducing fees from time to time; (8) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (9) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (10) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (11) the Adviser’s record of compliance with its policies and procedures; and (12) the ability of the Adviser and each Existing Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance of the Fund, the Board noted that the Fund’s annualized returns reflected underperformance relative to its Performance Group and Performance Universe averages from the Fund’s inception through December 31, 2009. In light of the Fund’s brief operating history, the Board concluded that additional time is needed to evaluate the performance of the Fund. When considering the fees and expenses of the Fund, the Board noted that, during 2009, the management fees and expense ratios, net of waivers, for the Fund were within the range of those for the Expense Groups. The Board also noted that there are very few other mutual funds that pursue similar investment objectives utilizing alternative investment strategies in a multi-manager structure, and that the Adviser has agreed to waive or to reimburse expenses through April 2011 to the extent necessary to maintain agreed upon expense ratios. The Board concluded that the management fees charged to the Fund for advisory, sub-advisory and related services and the total expense ratios of the Fund are reasonable.

The Board noted that the Fund commenced its operations on June 5, 2009, and that the Adviser has not realized any profits with respect to the Fund since its commencement, and may not realize profits in the coming year. In view of the small asset size of the Fund and the fact that none of the Existing Sub-Advisers is affiliated with the Adviser, the Board concluded that the profitability of the Existing Sub-Advisers was not a relevant factor in its renewal deliberations regarding the Existing Sub-Advisers. Similarly, the Board concluded that the Fund does not have sufficient assets for the Adviser or any Existing Sub-Adviser to realize economies of scale for the foreseeable future, and, therefore, that the implementation of breakpoints would not be warranted at this time.

The Board noted that, unlike the other Existing Sub-Advisers, Explorer has been retained to assist the Adviser in determining the appropriate allocation of the Fund’s assets among the other Existing Sub-Advisers, and that Explorer does not directly manage assets of the Fund. The Board concluded that Explorer continues to be qualified to perform these services for the Fund.

The Board concluded that each of the other Existing Sub-Advisers continues to be qualified to manage the Fund’s assets in accordance with its respective investment objectives and policies, has an investment strategy that is appropriate for pursuing the Fund’s investment objectives, and has strategies that are complementary in pursuing the Fund’s investment objective.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory and sub-advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory and sub-advisory agreements for an additional one-year period.

Emerging Markets Fund
Global Hard Assets Fund
International Investors Gold Fund

Approval of Advisory Agreements

In considering the renewal of the investment advisory agreements with the Adviser with respect to each of Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (in this section, each a “Fund” and, collectively, the “Funds”), the Board reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on June 10, 2010 and June 29 and 30, 2010 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

■	The Adviser’s consolidated financial statements for the past three fiscal years;

■	A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

■

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

■

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

■

An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2009 with those of (i) three universes of funds with similar investment strategies, one comprised of front-end load retail funds, one comprised of level-load retail funds and one comprised of institutional funds (each an “Expense Universe”), and (ii) a sub-group of each Expense Universe consisting of funds of comparable size and with comparable fee and expense structures (each an “Expense Group”);

■

An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2009 with those of (i) the universe of retail and institutional funds with similar investment strategies (the “Performance Universe”) and (ii) sub-groups of the Performance Universe consisting of funds of comparable size and with comparable fee and expense structures (each a “Performance Group”);

■	An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

■

Information regarding other accounts and investment vehicles managed by the Adviser, including the types of accounts, the fees charged by the Adviser for managing the accounts, the material differences between the nature of services provided for the Fund as compared to the other accounts, the other accounts investment strategies, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

■

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian,

VAN ECK FUNDS

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(continued)

transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and may be managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board took specific note of the following information with respect to each Fund:

Emerging Markets Fund. The Board noted that the Fund’s annualized returns, with respect to all classes, outperformed its Performance Groups and Performance Universe averages over the one-year period ended December 31, 2009. The Board also noted that the Fund’s annualized returns, with respect to all classes, underperformed the Performance Group and the Performance Universe averages over the two- through five-year periods ended December 31, 2009, except that the Fund’s Class A shares outperformed its Performance Group average for the 5-year period ended December 31, 2009 and the Fund’s Class C shares outperformed its Performance Group average over the three- through five-year periods ended December 31, 2009. The Board considered the impact on relative performance of the Adviser’s strategy of focusing on smaller, more growth oriented stocks and noted the improvement in the Fund’s performance in 2009. The Board also noted that a primary factor impacting the Fund’s one-year performance was the rebound in 2009 from the extreme sell-down of smaller, growth oriented emerging markets securities in 2008. The Board concluded that the investment strategy being pursued by the Adviser is appropriate for the Fund and that the overall performance of the Fund is satisfactory. With respect to the Fund’s fees and expenses, the Board noted that, during 2009, the overall management fees and total expense ratios, net of waivers, for all the Fund’s classes were below the median for their respective Expense Groups, and that the Adviser has agreed to waive or to reimburse expenses through April 2011 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to, and the total expense ratios of, the Fund are reasonable.

Global Hard Assets Fund. The Board noted that: (1) all the Fund’s classes had outperformed, on an annualized basis, their respective Performance Group and Performance Universe averages for the two- through five-year periods ended December 31, 2009; (2) all the Fund’s classes had underperformed on an annualized basis the respective Performance Group averages for the one-year period ended December 31, 2009, but that all the Fund’s classes had outperformed their Performance Universe averages for the same one-year period; (3) during 2009, the actual management fee and total expense ratio, net of waivers, for all of the Fund’s classes were higher than or equal to the median for the respective Expense Groups; and (4) the Adviser has agreed to waive or to reimburse expenses through April 2011 to the extent necessary to maintain agreed upon expense ratios. The Board concluded that the performance of the Fund is satisfactory and that the management fee charged to, and the total expense ratio of, the Fund are reasonable.

International Investors Gold Fund. The Board noted that: (1) all the Fund’s classes had outperformed, on an annualized basis, their respective Performance Group and Performance Universe averages for the one- through five-year periods ended December 31, 2009; (2) during 2009, the total expense ratios for all the Fund’s classes were slightly higher than expense ratios for the respective Expense Groups; and (3) the Adviser has agreed to waive or to reimburse expenses through April 2011 to the extent necessary to maintain agreed upon expense ratios. The Board concluded that the performance of the Fund is satisfactory and that the management fee charged to, and the total expense ratio of, the Fund are reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to each Fund, the economies of scale being realized, if any, are being shared equitably by the Adviser and the Funds, and that the implementation of, or modifications to any existing, breakpoints would not be warranted at this time for any of the Funds.

The Board did not consider any single factor as controlling in determining whether or not to renew the Funds’ investment advisory agreements. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No Changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  September 3, 2010
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  September 3, 2010
     ------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  September 3, 2010
     ------------------